UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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☒	Definitive Proxy Statement
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INFINITE ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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LETTER TO SHAREHOLDERS OF INFINITE ACQUISITION CORP.
745 Fifth Avenue, 15th Floor
New York, New York 10151
Dear Infinite Acquisition Corp. Shareholder:
You are cordially invited to attend an extraordinary general meeting of Infinite Acquisition Corp., a Cayman Islands exempted company (“ Infinite ”), which will be held on August 22, 2023, at 9:30 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).
The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Infinite’s Chief Financial Officer at investors@infiniteacquisitioncorp.com by 9:30 a.m., Eastern Time, on August 18, 2023. You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/infiniteacquisitioncorp/2023.
The accompanying notice of the Shareholder Meeting and proxy statement describe the business Infinite will conduct at the Shareholder Meeting and provide information about Infinite that you should consider when you vote your shares. As more fully described in the accompanying proxy statement, which is dated August 3, 2023, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:
1.
Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, Infinite’s Memorandum and Articles of Association to extend the date (the “Termination Date”) by which Infinite has to consummate a Business Combination (as defined below) (the “Articles Extension”) from August 23, 2023 (the “Original Termination Date”) to September 23, 2023 (the “Articles Extension Date”) and to allow Infinite, without another shareholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to fourteen times by an additional one month each time after the Articles Extension Date, by resolution of Infinite’s board of directors (the “Board”), if requested by Infinite Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, until up to November 23, 2024 (each, an “Additional Articles Extension Date”) or a total of up to fifteen months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”);

2.
Proposal No. 2—Class B Share Proposal—To amend, by way of special resolution, Infinite’s Memorandum and Articles of Association to allow for the conversion of Infinite’s Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”) into Class A Ordinary Shares (as defined below) on a one-for-one basis at any time and from time to time prior to the consummation of a Business Combination, at the option of the holder of such Class B Ordinary Shares; provided that such Class A Ordinary Shares issued upon conversion of the Class B Ordinary Shares shall have no right to participate in any distributions from the Trust Account (as defined below) (the “Class B Share Proposal”);

3.
Proposal No. 3—Redemption Limitation Amendment Proposal — To amend, by way of special resolution, Infinite’s Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that Infinite may not redeem Public Shares (as defined below) to the extent that such redemption would result in Infinite having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow Infinite to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”); and

4.
Proposal No. 4—Adjournment Proposal—To adjourn, by way of ordinary resolution, the Shareholder Meeting, (A) to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A

Ordinary Shares and Class B Ordinary Shares in the capital of Infinite represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, or (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal at the Shareholder Meeting, or (B) sine die (i) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension, the Class B Share Proposal or the Redemption Limitation Amendment Proposal such that Infinite would not meet the continued listing requirements of the New York Stock Exchange, or (ii) where the chairman of the Shareholder Meeting has determined it is otherwise necessary or advisable, and in such event Infinite will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal (the “Adjournment Proposal”).
Each of the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. The adoption of the Extension Amendment Proposal is not conditioned on the approval of the Class B Share Proposal but is conditioned on (i) the adoption of the Redemption Limitation Amendment Proposal, or (ii) Infinite having at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal or the Class B Share Proposal, after taking into account any redemptions of Class A Ordinary Shares by Infinite public shareholders in exchange for their pro rata portion of the funds held in the Trust Account (the “Redemptions”). The adoption of the Class B Share Proposal is conditioned on (i) the adoption of the Extension Amendment Proposal, and (ii) either (a) the adoption of the Redemption Limitation Amendment Proposal or (b) Infinite having at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions. The adoption of the Redemption Limitation Amendment Proposal is conditioned on the adoption of the Extension Amendment Proposal but is not conditioned on the adoption of the Class B Share Proposal.
If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within five (5) business days of the date of the Shareholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account of $120,000, in exchange for a non-interest bearing, unsecured convertible promissory note issued by Infinite to the Lender. In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that Infinite has not consummated a Business Combination by September 23, 2023, without approval of Infinite’s public shareholders, Infinite may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to fourteen times, each by one additional month (for a total of up to fifteen additional months to complete a Business Combination), provided that the Lender will deposit $120,000 into the Trust Account within five (5) business days of the applicable Termination Date for each such monthly extension, for an aggregate deposit of up to $1,680,000 (if all fourteen additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured convertible promissory note issued by Infinite to the Lender. If Infinite completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert up to $1,500,000 of the amounts loaned under such promissory note into warrants which will be identical to the Private Placement Warrants issued to the Sponsor at $1.00 per Private Placement Warrant in connection with Infinite’s initial public offering (the “Initial Public Offering”). If Infinite does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If before the Shareholder Meeting the Sponsor or its designees advises us that it does not intend to make a deposit into the Trust Account in exchange for a convertible promissory note, as described above, then Infinite will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal and, unless Infinite can complete an initial Business Combination by the Termination Date, Infinite will liquidate and dissolve in accordance with the Memorandum and Articles of Association.
The purpose of the Extension Amendment Proposal is to allow Infinite additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.

The Memorandum and Articles of Association provide that Infinite has until August 23, 2023 to complete its initial Business Combination. Infinite’s Board has determined that it is in the best interests of Infinite to seek an extension of the Termination Date and have Infinite’s shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. Without the Articles Extension, Infinite’s Board believes that Infinite may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Infinite would be precluded from completing a Business Combination and would be forced to liquidate.
As contemplated by the Memorandum and Articles of Association, the holders of Infinite’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares,” and together with the Class B Ordinary Shares, the “Ordinary Shares”) issued as part of the units sold in the Initial Public Offering, may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the Initial Public Offering and the concurrent sale of the private placement warrants to the Sponsor (the “Private Placement Warrants”), if the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal are approved, regardless of how such public shareholders vote in regard to the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with a Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.
Since the Sponsor and Infinite’s officers and directors have, pursuant to a letter agreement executed in connection with the Initial Public Offering, waived their redemption rights with respect to any Class B Ordinary Shares and Public Shares they hold or purchase, such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. On August 1, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.63, based on the aggregate amount on deposit in the Trust Account of approximately $293,281,659 as of August 1, 2023 (including interest not previously released to Infinite to pay income taxes and up to $100,000 of interest not released to Infinite to pay dissolution expenses), divided by the number of the then-issued and outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable) two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the New York Stock Exchange on August 2, 2023 was $10.62. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.01 less per share than if the shares were sold in the open market (based on the per share redemption price as of August 1, 2023). Infinite cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Infinite believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if Infinite does not complete a Business Combination on or before the Termination Date.
If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, Infinite will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Infinite to pay income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Infinite’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Infinite’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other applicable law. There will be no distribution from the Trust Account with respect to Infinite’ warrants, which will expire worthless in the event Infinite dissolves and liquidates the Trust Account.

The purpose of the Class B Share Proposal is to provide the holders of Class B Ordinary Shares with the flexibility to assist Infinite in meeting the listing requirements of its Class A Ordinary Shares if necessary or desirable in connection with the adoption of the Extension Amendment Proposal, related shareholder redemptions and the consummation of a Business Combination. This conversion option for holders of the Class B Ordinary Shares may also assist Infinite in retaining investors. Notwithstanding the conversion of Class B Ordinary Shares into Class A Ordinary Shares, the holders of such converted Class B Ordinary Shares will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Memorandum and Articles of Association the Redemption Limitation in order to allow Infinite to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of Infinite and its shareholders for Infinite to be allowed to effect redemptions irrespective of the Redemption Limitation.
In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and the Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Articles Extension or the approval of the Class B Share Proposal and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if Infinite has not completed an initial Business Combination by the Termination Date.
Subject to the foregoing, the approval of the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal each require a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting.
If presented, the approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal at the Shareholder Meeting, if there is no quorum to conduct business to vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal at the Shareholder Meeting, if due to redemptions in connection with the Articles Extension, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, Infinite would not meet the continued listing requirements of the New York Stock Exchange, or if the chairman of the Shareholder Meeting does not otherwise consider the vote on the Adjournment Proposal necessary or advisable and in such event, Infinite will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal.
The Board has fixed the close of business on July 31, 2023 as the record date for determining Infinite’s shareholders entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.
Infinite believes that it is in the best interests of Infinite’s shareholders that Infinite obtains the Articles Extension and the implementation of the Class B Share Proposal and the Redemption Limitation Amendment Proposal. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Class B Share Proposal and, if presented, the Adjournment Proposal are in the best interests of Infinite and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal, “FOR” the Class B Share Proposal, “FOR” the Redemption Limitation Amendment Proposal, and, if presented, “FOR” the Adjournment Proposal.
Your vote is very important. Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal require a special resolution under Cayman Islands law, the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. If presented, the approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES (AND CERTIFICATES (IF ANY) AND ANY OTHER REDEMPTION FORMS OR REQUIRED DOCUMENTS TO INFINITE’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES (AND CERTIFICATES (IF ANY) AND ANY OTHER REDEMPTION FORMS OR REQUIRED DOCUMENTS BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND ANY OTHER REDEMPTION FORMS OR DOCUMENTS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND ANY OTHER REDEMPTION FORMS OR DOCUMENTS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Infinite urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of Infinite Acquisition Corp.

/s/ Aryeh B. Bourkoff
Aryeh B. Bourkoff
Chairman of the Board of Directors
v

INFINITE ACQUISITION CORP.
745 Fifth Avenue, 15th Floor
New York, New York 10151
NOTICE OF AN EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
OF INFINITE ACQUISITION CORP.
TO BE HELD ON AUGUST 22, 2023
To the Shareholders of Infinite Acquisition Corp.:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting of Infinite Acquisition Corp., a Cayman Islands exempted company (“Infinite”), will be held on August 22, 2023, at 9:30 a.m., Eastern Time (the “Shareholder Meeting ”), at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”). If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Infinite’s Chief Financial Officer at investors@infiniteacquisitioncorp.com by 9:30 a.m., Eastern Time, on August 18, 2023. You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting by visiting https://www.cstproxy.com/infiniteacquisitioncorp/2023.
You are cordially invited to attend the Shareholder Meeting that will be held for the purpose of considering and voting on (i) an extension amendment proposal to amend, by way of special resolution, the Memorandum and Articles of Association to extend the date (the “Termination Date”) by which Infinite has to consummate a Business Combination (as defined below) (the “Articles Extension”) from August 23, 2023 (the “Original Termination Date”) to September 23, 2023 (the “Articles Extension Date”) and to allow Infinite, without another shareholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to fourteen times by an additional one month each time after the Articles Extension Date, by resolution of Infinite’s board of directors (the “Board”), if requested by Infinite Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and upon five days’ advance notice prior to the applicable Termination Date, up to until November 23, 2024 (each, an “Additional Articles Extension Date”) or a total of up to fifteen months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”); (ii) to amend, by way of special resolution, Infinite’s Memorandum and Articles of Association to allow for the conversion of the Class B Ordinary Shares (as defined below) into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the consummation of a Business Combination, at the option of the holder of such Class B Ordinary Shares; (iii) to amend, by way of special resolution, Infinite’s Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that Infinite may not redeem Public Shares (as defined below) to the extent that such redemption would result in Infinite having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 in order to allow Infinite to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation; and (iv) an adjournment proposal to adjourn, by way of ordinary resolution, the Shareholder Meeting, (A) to a later date or dates, if necessary, (a) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares (as defined below) and Class B Ordinary Shares in the capital of Infinite represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, or (b) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal at the Shareholder Meeting, or (B) sine die (a) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension, the Class B Share Proposal or the Redemption Limitation Amendment Proposal such that Infinite would not meet the continued listing requirements of the New York Stock Exchange, or (b) where the chairman of the Shareholder Meeting has determined it is otherwise necessary or advisable, and in such event Infinite will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal, the Class B Share Proposal or

the Redemption Limitation Amendment Proposal (the “Adjournment Proposal”), each as more fully described below in the accompanying proxy statement, which is dated August 3, 2023, and is first being mailed to shareholders on or about that date. The full text of the proposals to be voted upon at the Shareholder Meeting is as follows:
1.
Proposal No. 1—The Extension Amendment Proposal—RESOLVED, as a special resolution that, subject to and conditional upon the approval of the Redemption Limitation Amendment Proposal or Infinite having at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions (as defined below):

a)	Article 38.8 of Infinite’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.8:
“In the event that the Company does not consummate a Business Combination by September 23, 2023 (or November 23, 2024, if applicable under the provisions of this Article 38.8), or such later time as the Members of the Company may approve in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 38.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
Notwithstanding the foregoing or any other provisions of the Articles in the event that the Company has not consummated a Business Combination within twenty-two months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis up to fourteen times by an additional one month each time after the twenty-two month from the closing of the IPO, by resolution of the directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until thirty-six months from the closing of the IPO, provided that the Sponsor (or one or more of its affiliates, members or third-party designees) (the “ Lender”) will deposit US$120,000 into the Trust Account within five (5) business days of the applicable Termination Date for each such monthly extension, for an aggregate deposit of up to US$1,680,000 (if all fourteen additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured convertible promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which shall be identical to the private placement warrants issued to the Sponsor in a private placement simultaneously with the closing of the IPO. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”

b)	Article 38.9 of Infinite’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.9:
“In the event that any amendment is made to these Articles:
(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:
(i)	have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 38.2(b) or 38.6; or
(ii)
redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within twenty-two months (or up to thirty-six months, if applicable under the provisions of Article 38.8) after the date of the closing of the IPO pursuant to Article 38.8; or

(b)	with respect to any other provision relating to the rights of holders of Public Shares, each holder of Public Shares who is not a Founder, officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of the then-outstanding Public Shares in issue.”
2.
Proposal No. 2—The Class B Share Proposal—RESOLVED, as a special resolution, that, subject to and conditional upon (i) the approval of the Extension Amendment Proposal and (ii) either, (a) the approval of the Redemption Limitation Amendment Proposal or (b) Infinite having at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions:

a)	Article 12.2 of Infinite’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 12.2:
“Class B Shares shall convert into Class A Shares on a one-for-one basis: (i) at any time and from time to time at the option of the holders thereof; or (ii) on the first business day following the consummation of the Company’s initial Business Combination; provided that the issued Class B Shares shall automatically be converted into such number of Class A Shares as is equal, in the aggregate, on an as-converted basis, to 20% of the sum of:
(a)	the total number of Shares issued and outstanding upon completion of the IPO (including pursuant to the Over-Allotment Option), plus
(b)
the sum of (i) the total number of Class A Shares issued or deemed issued, or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A Shares or equity-linked securities exercisable for or convertible into Class A Shares issued, deemed issued, or to be issued, to any seller in the initial Business Combination and any private placement warrants issued to the Sponsor, members of the Company’s management team or their affiliates upon conversion of working capital loans, if any, minus (ii) the total number of Public Shares repurchased pursuant to the IPO Redemption.”

b)	Article 38.11 of Infinite’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.11:
“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Share Conversion described at Article 12 hereof where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:
(a)	receive funds from the Trust Account; or
(b)	vote as a class with the Public Shares:
(i)	on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or
(ii)	to approve an amendment to these Articles to:
(A)	extend the time the Company has to consummate a Business Combination beyond thirty-six months from the closing of IPO; or
(B)	amend the foregoing provisions of these Articles.”
3.	Proposal No. 3—The Redemption Limitation Amendment Proposal—RESOLVED, as a special resolution, that, subject to and conditional upon the approval of the Extension Amendment Proposal:
a)	Article 38.2 of Infinite’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.2:
“38.2 Prior to the consummation of any Business Combination, the Company shall either:
(a)	submit such Business Combination to its Members for approval; or
(b)
provide Members with the opportunity to have their Shares repurchased by means of a tender offer (a Tender Offer) for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of the then-outstanding Public Shares in issue.”

b)	Article 38.6 of Infinite’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.6:
“38.6 Any Member holding Public Shares who is not a Founder, officer or director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the IPO Redemption), provided that no such Member acting together with any affiliate of his or any other person with whom he is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares without the Company’s prior consent, and provided further that any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the initially scheduled vote on the proposal to approve a Business Combination. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination or abstains from voting, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of a

Business Combination, including interest earned on the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of the then-outstanding Public Shares in issue (such redemption price being referred to herein as the Redemption Price).”
4.	Proposal No. 4—The Adjournment Proposal—
In a Temporary Adjournment Scenario (as defined below):
“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates to be determined by the chairman of the Shareholder Meeting, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Public Shares”) and Class B ordinary shares, par value $0.0001 per share in the capital of Infinite represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, or (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal at the Shareholder Meeting be confirmed, adopted, approved and ratified in all respects.”
In an Indefinite Adjournment Scenario (as defined below):
“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting sine die, (i) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension, the Class B Share Proposal or the Redemption Limitation Amendment Proposal such that Infinite would not meet the continued listing requirements of the New York Stock Exchange, or (ii) where the chairman of the Shareholder Meeting has determined it is otherwise necessary or advisable be confirmed, adopted, approved and ratified in all respects.”
Each of the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote. The adoption of the Extension Amendment Proposal is not conditioned on the approval of the Class B Share Proposal but is conditioned on (i) the adoption of the Redemption Limitation Amendment Proposal, or (ii) Infinite having at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal or the Class B Share Proposal, after taking into account any redemptions of Class A Ordinary Shares by Infinite public shareholders in exchange for their pro rata portion of the funds held in the Trust Account (as defined below) (the “Redemptions”). The adoption of the Class B Share Proposal is conditioned on (i) the adoption of the Extension Amendment Proposal, and (ii) either, (a) the adoption of the Redemption Limitation Amendment Proposal or (b) Infinite having at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions. The adoption of the Redemption Limitation Amendment Proposal is conditioned on the adoption of the Extension Amendment Proposal but is not conditioned on the adoption of the Class B Share Proposal.
If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within five (5) business days of the date of the Shareholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account of $120,000, in exchange for a non-interest bearing, unsecured convertible promissory note issued by Infinite to the Lender. In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that Infinite has not consummated a Business Combination by September 23, 2023, without approval of Infinite’s public shareholders, Infinite may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to fifteen times, each by one additional month (for a total of up to fourteen additional months to complete a Business Combination), provided that the Lender will deposit $120,000 into the Trust Account within five (5) business days of the applicable Termination Date for each such monthly extension, for an aggregate deposit of up to $1,680,000 (if all fourteen additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured convertible promissory note issued by Infinite to the Lender. If Infinite completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert up to $1,500,000 of the amounts loaned under such promissory note into warrants which will be identical to the Private Placement Warrants issued to the Sponsor at $1.00 per Private Placement Warrant in
x

connection with the Initial Public Offering (as defined below). If Infinite does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If before the Shareholder Meeting the Sponsor or its designees advises us that it does not intend to make a deposit into the Trust Account in exchange for a convertible promissory note, as described above, then Infinite will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal and, unless Infinite can complete an initial Business Combination by the Termination Date, Infinite will liquidate and dissolve in accordance with the Memorandum and Articles of Association.
The purpose of the Extension Amendment Proposal is to allow Infinite additional time to complete an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.
The Memorandum and Articles of Association provide that Infinite has until August 23, 2023 to complete its initial Business Combination. Infinite’s Board has determined that it is in the best interests of Infinite to seek an extension of the Termination Date and have Infinite’s shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. Without the Articles Extension, Infinite’s Board believes that Infinite may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Infinite would be precluded from completing a Business Combination and would be forced to liquidate.
As contemplated by the Memorandum and Articles of Association, the holders of Infinite’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”), issued as part of the units (the “Units”) sold in Infinite’s initial public offering (the “Initial Public Offering”), may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the Initial Public Offering and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal are approved, regardless of how such public shareholders vote in regard to the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal. If the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal is approved by the requisite vote of shareholders (and not abandoned), the holders of Public Shares remaining after the Redemption will retain their right to have their Public Shares redeemed in connection with a Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.
Since the Sponsor and Infinite’s officers and directors have, pursuant to a letter agreement executed in connection with the Initial Public Offering, waived their redemption rights with respect to any Class B Ordinary Shares and Public Shares they hold or purchase, such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. On August 1, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per share was approximately $10.63, based on the aggregate amount on deposit in the Trust Account of approximately $293,281,659 as of August 1, 2023 (including interest not previously released to Infinite to pay income taxes and up to $100,000 of interest not released to Infinite to pay dissolution expenses), divided by the number of the then-issued and outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable) two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on the New York Stock Exchange on August 2, 2023 was $10.62. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately $0.01 less per share than if the shares were sold in the open market (based on the per share redemption price as of August 1, 2023). Infinite cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. Infinite believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if Infinite does not complete a Business Combination on or before the Termination Date.

If the Extension Amendment Proposal is not approved, and a Business Combination is not completed on or before the Termination Date, Infinite will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Infinite to pay income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Infinite’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Infinite’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other applicable law.
The purpose of the Class B Share Proposal is to provide the holders of Class B Ordinary Shares with the flexibility to assist Infinite in meeting the listing requirements of its Class A Ordinary Shares if necessary or desirable in connection with the adoption of the Extension Amendment Proposal, related shareholder redemptions and the consummation of a Business Combination. This conversion option for holders of the Class B Ordinary Shares may also assist Infinite in retaining investors. Notwithstanding the conversion of Class B Ordinary Shares into Class A Ordinary Shares, the holders of such converted Class B Ordinary Shares will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Memorandum and Articles of Association the Redemption Limitation in order to allow Infinite to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of Infinite and its shareholders for Infinite to be allowed to effect redemptions irrespective of the Redemption Limitation.
In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and the Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Articles Extension or the approval of the Class B Share Proposal and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if Infinite has not completed an initial Business Combination by the Termination Date.
Subject to the foregoing, the approval of the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal each require a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Class A Ordinary Shares and Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), voting as a single class, who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting.
If presented, approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal at the Shareholder Meeting, if there is no quorum to conduct business to vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal at the Shareholder Meeting, or if due to redemptions in connection with the Articles Extension, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, Infinite would not meet the continued listing requirements of the

New York Stock Exchange, or if the chairman of the Shareholder Meeting does not otherwise consider the vote on the Adjournment Proposal necessary or advisable and in such event, Infinite will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal.
Infinite believes that it is in the best interests of Infinite’s shareholders that Infinite obtains the Articles Extension and the implementation of the Class B Share Proposal and the Redemption Limitation Amendment Proposal. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are in the best interests of Infinite and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, “FOR” the Class B Share Proposal, “FOR” the Redemption Limitation Amendment Proposal, and, if presented, “FOR” the Adjournment Proposal.
Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. In addition, Infinite will not proceed with the Articles Extension and the Class B Share Proposal unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) Infinite will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal or the Class B Share Proposal, after taking into account the Redemptions. Infinite cannot predict the amount that will remain in the Trust Account following the Redemption if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $10.63 that was in the Trust Account as of August 1, 2023 (including interest not previously released to Infinite to pay income taxes and up to $100,000 of interest not released to Infinite to pay dissolution expenses).
In the event of a liquidation, our initial shareholders (the Sponsor and our independent directors, Anré Williams, Sam Lessin and Stacey Bendet (together, the “Initial Shareholders”)) will not receive any monies held in the Trust Account as a result of their ownership of 6,900,000 Class B Ordinary Shares, which were issued to the Sponsor prior to the Initial Public Offering. Similarly, the 13,540,000 Private Placement Warrants, which were purchased by the Sponsor for $1.00 per Private Placement Warrant in a private placement which occurred simultaneously with the completion of the Initial Public Offering, will expire worthless. None of the warrants that were included in the Units sold in connection with the Initial Public Offering will receive any distributions from the Trust Account and will expire worthless. As a consequence, a liquidating distribution will be made only with respect to the Public Shares.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES (AND CERTIFICATES (IF ANY) AND ANY OTHER REDEMPTION FORMS OR REQUIRED DOCUMENTS TO INFINITE’S TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES (AND CERTIFICATES (IF ANY) AND ANY OTHER REDEMPTION FORMS OR REQUIRED DOCUMENTS BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND ANY OTHER REDEMPTION FORMS OR DOCUMENTS TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND ANY OTHER REDEMPTION FORMS OR DOCUMENTS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Record holders of Ordinary Shares at the close of business on July 31, 2023 (the “Record Date”) are entitled to vote or have their votes cast at the Shareholder Meeting. On the Record Date, there were 27,600,000 issued and outstanding Class A Ordinary Shares and 6,900,000 issued and outstanding Class B Ordinary Shares. Infinite’s warrants do not have voting rights.
Our Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. Such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. As of the date of the accompanying proxy statement, our Initial Shareholders hold 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to our Initial Shareholders, (i) approval of the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal will require the affirmative vote of at least 16,100,001 Ordinary Shares held by public shareholders (or approximately 59.41% of the Public Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 4,600,001 Ordinary Shares held by public shareholders (or approximately 16.97% of the Public Shares) if only such shares as are required to establish a quorum for the vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal are represented at the Shareholder Meeting and cast votes; and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 10,350,001 Ordinary Shares held by public shareholders (or approximately 38.19% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum for the vote on the Adjournment Proposal are represented at the Shareholder Meeting and cast votes.
The accompanying proxy statement contains important information about the Shareholder Meeting, the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, Infinite urges you to read this material carefully and vote your shares.
The accompanying proxy statement is dated August 3, 2023 and is first being mailed to shareholders on or about that date.
By Order of the Board of Directors of Infinite Acquisition Corp.

/s/ Aryeh B. Bourkoff
Aryeh B. Bourkoff
Chairman of the Board of Directors

August 3, 2023

INFINITE ACQUISITION CORP.
PROXY STATEMENT
FOR
EXTRAORDINARY GENERAL MEETING
TO BE HELD ON AUGUST 22, 2023
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of Infinite Acquisition Corp., a Cayman Islands exempted company (“Infinite,” “we,” “us” or “our”), which will be held on August 22, 2023, at, 9:30 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned (the “Shareholder Meeting”).
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of Infinite with respect to, among other things, Infinite’s capital resources and results of operations. Likewise, all of Infinite’s statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect Infinite’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. Infinite does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
the occurrence of any event, change or other circumstances that could give rise to a delay in or the failure of Infinite to complete a Business Combination (as defined below), including uncertainties resulting from general and economic conditions such as recessions, interest rate fluctuations, inflation, international currency fluctuations, health epidemics and pandemics (such as the ongoing COVID-19 pandemic), changes in diplomatic and trade relationships and acts of war or terrorism (such as the military conflict between Ukraine, the Russian Federation and Belarus that started in February 2022);

•	the amount of redemptions by our public shareholders;
•	the Trust Account being subject to claims of third parties;
•	the ability to obtain additional financing to complete a Business Combination;
•	the anticipated benefits of a Business Combination;
•	the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) of Infinite; and
•	the use of funds not held in the Trust Account (as defined below) or available to Infinite from interest income on the Trust Account balance.
While forward-looking statements reflect Infinite’s good faith beliefs, they are not guarantees of future performance. Infinite disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause Infinite’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in this proxy statement and in Infinite’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 22, 2023 and in other reports Infinite files with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to Infinite (or to third parties making the forward-looking statements).

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to Infinite shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on August 22, 2023, at 9:30 a.m., Eastern Time. The Shareholder Meeting will be held at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/infiniteacquisitioncorp/2023.
Q:	Why am I receiving this proxy statement?
Infinite is a blank check company incorporated as a Cayman Islands exempted company on March 29, 2021. Infinite was incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
Following the closing of Infinite’s initial public offering on November 23, 2021 (the “Initial Public Offering”), including the full exercise of the underwriters’ over-allotment option, an amount of approximately $276,000,000 ($10.00 per unit offered in the Initial Public Offering (the “Units”)) from the net proceeds of the sale of the Units in the Initial Public Offering to the public shareholders and the sale of private placement warrants (the “Private Placement Warrants”) to Infinite Sponsor LLC, a Delaware limited liability company (the “Sponsor”), was placed in a trust account established at the consummation of the Initial Public Offering that holds the proceeds of the Initial Public Offering (the “Trust Account”).
Like most blank check companies, Infinite’s amended and restated memorandum and articles of association (the “Memorandum and Articles of Association”) provide for the return of the Initial Public Offering proceeds held in the Trust Account to the holders of Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) sold in the Initial Public Offering if there is no qualifying business combination(s) consummated on or before August 23, 2023 (the “Termination Date”).
Without the Articles Extension (as defined below), Infinite believes that Infinite might not, despite its best efforts, be able to complete an initial business combination (a “Business Combination”) on or before August 23, 2023. Infinite believes that it is in the best interests of Infinite’s shareholders to continue Infinite’s existence until up to November 23, 2024, if necessary, in order to allow Infinite additional time to complete a Business Combination and is therefore holding this Shareholder Meeting.
Q:	When and where will the Shareholder Meeting be held?
The Shareholder Meeting will be held on August 22, 2023, 9:30 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may or adjourned.
Shareholders may attend the Shareholder Meeting in person. However in view of the ongoing COVID-19 pandemic, we are taking precautionary measures and therefore encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance by contacting Infinite’s Chief Financial Officer at investors@infiniteacquisitioncorp.com by 9:30 a.m. Eastern Time, on August 18, 2023 (at least two business days prior to the Shareholder Meeting). You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/infiniteacquisitioncorp/2023.
Q:	How do I vote?
A:
If you were a holder of record of Class A Ordinary Shares or Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) on July 31, 2023, the record date for the Shareholder Meeting (the “Record Date”), you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on August 21, 2023.
Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.
Voting Electronically. You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/infiniteacquisitioncorp/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Q:	How do I attend the virtual Shareholder Meeting?
A:
If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental,” or the “Transfer Agent”). The form contains instructions on how to attend the virtual Shareholder Meeting including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting August 17, 2023 at 9:30 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/infiniteacquisitioncorp/2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to Internet, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free) or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply) and when prompted enter the pin number 0696258#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
Q:	What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?
A:	Infinite shareholders are being asked to consider and vote on the following proposals:
1.
Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, Infinite’s Memorandum and Articles of Association to extend the Termination Date by which Infinite has to consummate a Business Combination (the “Articles Extension”) from August 23, 2023 (the “Original Termination Date”) to September 23, 2023 (the “Articles Extension Date”) and to allow Infinite, without another shareholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to fourteen times by an additional one month each time after the Articles Extension Date, by resolution of Infinite’s Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until up to November 23, 2024 (each, an “Additional Articles Extension Date”) or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto (the “Extension Amendment Proposal”);
2.
Proposal No. 2—Class B Share Proposal—To amend, by way of special resolution, Infinite’s Memorandum and Articles of Association to allow for the conversion of the Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the consummation of a Business Combination, at the option of the holder of such Class B Ordinary Shares; provided that such Class A Ordinary Shares issued upon conversion of the Class B Ordinary Shares shall have no right to participate in any distributions from the Trust Account;

3.
Proposal No. 3—Redemption Limitation Amendment Proposal—To amend, by way of special resolution, Infinite’s Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that Infinite may not redeem Public Shares to the extent that such redemption would result in Infinite having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 (the “Redemption Limitation”) in order to allow Infinite to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation (the “Redemption Limitation Amendment,” and such proposal the “Redemption Limitation Amendment Proposal”); and

4.
Proposal No. 4—Adjournment Proposal—To adjourn, by way of ordinary resolution, the Shareholder Meeting, (A) to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of Infinite represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, or (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal at the Shareholder Meeting, or (B) sine die (i) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension, the Class B Share Proposal or the Redemption Limitation Amendment Proposal such that Infinite would not meet the continued listing requirements of the New York Stock Exchange (“NYSE”), or (ii) where the chairman of the Shareholder Meeting has determined it is otherwise necessary or advisable, and in such event Infinite will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal (the “Adjournment Proposal”).

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within five (5) business days of the date of the Shareholder Meeting, the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) shall make a deposit into the Trust Account (as defined below) of $120,000, in exchange for a non-interest bearing, unsecured convertible promissory note issued by Infinite to the Lender. In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that Infinite has not consummated a Business Combination by September 23, 2023, without approval of Infinite’s public shareholders, Infinite may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to fourteen times, each by one additional month (for a total of up to fourteen additional months to complete a Business Combination), provided that the Lender will deposit $120,000 into the Trust Account within five (5) business days of the applicable Termination Date for each such monthly extension, for an aggregate deposit of up to $1,680,000 (if all fourteen additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured convertible promissory note issued by Infinite to the Lender. If Infinite completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert up to $1,500,000 of the amounts loaned under such promissory note into warrants which will be identical to the Private Placement Warrants. If Infinite does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If before the Shareholder Meeting the Sponsor or its designees advises us that it does not intend to make a deposit into the Trust Account in exchange for a convertible promissory note, as described above, then Infinite will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal and, unless Infinite can complete an initial Business Combination by the Termination Date, Infinite will liquidate and dissolve in accordance with the Memorandum and Articles of Association.
For more information, please see “Proposal No. 1—The Extension Amendment Proposal,” “Proposal No. 2—The Class B Share Proposal,” “Proposal No. 3—The Redemption Limitation Amendment Proposal, and “Proposal No. 4—The Adjournment Proposal.”
After careful consideration, Infinite’s Board has unanimously determined that the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are in the best interests of Infinite and its shareholders and unanimously recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of Infinite and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1—The Extension Amendment Proposal—Interests of the Sponsor, Infinite’s Directors and Officers,” “Proposal No. 2—The Class B Share Proposal—Interests of the Sponsor, Infinite’s Directors and Officers,” “Proposal No. 3—The Redemption Limitation Amendment Proposal—Interests of the Sponsor, Infinite’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:	Am I being asked to vote on a proposal to elect directors?
A:	No. Holders of Public Shares are not being asked to vote on the election of directors at this time.
Q:	Are the proposals conditioned on one another?
A:
Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension. The adoption of the Extension Amendment Proposal is not conditioned on the approval of the Class B Share Proposal but is conditioned on (i) the adoption of the Redemption Limitation Amendment Proposal, or (ii) Infinite having at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal or the Class B Share Proposal, after taking into account any redemptions of Class A Ordinary Shares by Infinite public shareholders in exchange for their pro rata portion of the funds held in the Trust Account (the “Redemptions”). The adoption of the Class B Share Proposal is conditioned on (i) the adoption of the Extension Amendment Proposal, and (ii) either, (a) the adoption of the Redemption Limitation Amendment Proposal or (b) Infinite having at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions. The adoption of the Redemption Limitation Amendment Proposal is conditioned on the adoption of the Extension Amendment Proposal but is not conditioned on the adoption of the Class B Share Proposal.

If the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal are approved and one or more Infinite shareholders elect to redeem their Public Shares, Infinite will remove from the Trust Account and deliver to the holders of such redeemed Public Shares an amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares, including interest earned on the funds held in the Trust Account (net of taxes payable), and retain the remainder of the funds in the Trust Account for Infinite’s use in connection with consummating a Business Combination, subject to the redemption rights of holders of Public Shares in connection with a Business Combination.
The Adjournment Proposal is conditional on Infinite not obtaining the quorum necessary to conduct business to vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal at the Shareholder Meeting or the votes necessary for approving the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal prior to the Shareholder Meeting in order to seek additional time to obtain sufficient votes in support of the Articles Extension, the

Class B Ordinary Share Proposal or the Redemption Limitation Amendment Proposal, or if due to redemptions in connection with the Articles Extension, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, Infinite would not meet the continued listing requirements of the NYSE or where the chairman of the Shareholder Meeting has determined it is otherwise necessary or advisable. If the Extension Amendment Proposal is approved at the Shareholder Meeting and following redemptions in connection with the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal, Infinite would meet the continued listing requirements of NYSE, or if the chairman of the Shareholder Meeting does not otherwise consider the vote on the Adjournment Proposal necessary or advisable, the Adjournment Proposal will not be presented and in such event, Infinite will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal.
Q:	Why is Infinite proposing the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?
A:
Infinite’s Memorandum and Articles of Association provide for the return of the Initial Public Offering proceeds held in trust to the holders of Public Shares sold in the Initial Public Offering if there is no qualifying Business Combination consummated on or before the Termination Date. The purpose of the Extension Amendment Proposal is to allow Infinite additional time to complete a Business Combination.

Without the Articles Extension, Infinite believes that Infinite may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Infinite would be forced to liquidate.
The purpose of the Class B Share Proposal is to provide the holders of Class B Ordinary Shares with the flexibility to assist Infinite in meeting the listing requirements of its Class A Ordinary Shares if necessary or desirable in connection with the adoption of the Extension Amendment Proposal, related shareholder redemptions and the consummation of a Business Combination. This conversion option for holders of the Class B Ordinary Shares may also assist Infinite in retaining investors. Notwithstanding the conversion of Class B Ordinary Shares into Class A Ordinary Shares, the holders of such converted Class B Ordinary Shares will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Memorandum and Articles of Association the Redemption Limitation in order to allow Infinite to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of Infinite and its shareholders for Infinite to be allowed to effect redemptions irrespective of the Redemption Limitation.
If (i) the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal is not approved by Infinite’s shareholders, (ii) there is no quorum to conduct business to vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal at the Shareholder Meeting, (iii) due to redemptions in connection with the Articles Extension, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, Infinite would not meet the continued listing requirements of NYSE, or (iv) the chairman of the Shareholder Meeting otherwise considers the vote on the Adjournment Proposal necessary or advisable, Infinite may put the Adjournment Proposal to a vote in order to seek additional time to meet quorum requirements for the Shareholder Meeting, to obtain sufficient votes in support of the Articles Extension, the Class B Ordinary Share Proposal or the Redemption Limitation Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Articles Extension, the Class B Share Proposal or the Redemption Limitation Amendment Proposal. If the Adjournment Proposal is not approved by Infinite’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, if there is no quorum present to conduct business to vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal at the Shareholder Meeting, if due to redemptions in connection with the Articles Extension, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, Infinite would not meet the continued listing requirements of NYSE, or if the chairman of the Shareholder Meeting otherwise considers the vote on the Adjournment Proposal necessary or advisable.

Q:	What constitutes a quorum?
A:
A quorum of our shareholders is necessary to hold a valid Shareholder Meeting. The presence at the Shareholder Meeting (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum for the vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal and, the presence, at the Shareholder Meeting (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding not less than one-third of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum for the vote on the Adjournment Proposal. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who hold 20% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional 10,350,001 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum for the vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal and 4,600,001 additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum for the vote on the Adjournment Proposal.

Because the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on these proposals unless instructed and will not count towards establishing a quorum at the Shareholder Meeting.
Q:	What vote is required to approve the proposals presented at the Shareholder Meeting?
A:
The approval of the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal each requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting.

If presented, approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.
Q:	How will the Initial Shareholders vote?
A:
Our initial shareholders (the Sponsor and our independent directors, Anré Williams, Sam Lessin and Stacey Bendet (together, the “Initial Shareholders”) intend to vote any Ordinary Shares over which they have voting control in favor of the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal and, if necessary, the Adjournment Proposal. Since the Sponsor and Infinite’s directors and officers waived their redemption rights, pursuant to a letter agreement, they will not be able to redeem any Class B Ordinary Shares or Public Shares held by them in connection with the Extension Amendment Proposal. On the Record Date, Initial Shareholders beneficially owned and were entitled to vote an aggregate of 6,900,000 Class B Ordinary Shares (representing 20% of Infinite’s issued and outstanding Ordinary Shares) and 13,540,000 Private Placement Warrants. As a result, in addition to our Initial Shareholders, (i) approval of the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal will require the affirmative vote of at least 16,100,001 Ordinary Shares held by public shareholders (or approximately 59.41% of the Public Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 4,600,001 Ordinary Shares held by public shareholders (or approximately 16.97% of the Public Shares) if only such shares as are required to establish a quorum for the vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal are represented at the Shareholder Meeting and cast votes; and (ii) approval of the Adjournment Proposal will require the affirmative vote of at least 10,350,001 Ordinary Shares held by public shareholders (or approximately 38.19% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum for the vote on the Adjournment Proposal are represented at the Shareholder Meeting and cast votes.

Q:	Who is Infinite’s Sponsor?
A:
Infinite’s sponsor is Infinite Sponsor LLC, a Delaware limited liability company. The Sponsor currently owns 6,825,000 Class B Ordinary Shares and 13,540,000 Private Placement Warrants. The Sponsor is governed by a board consisting of four managers, all of which are U.S. citizens. The Sponsor is not “controlled” (as defined in 31 CFR 800.208) by a foreign person, such that the Sponsor’s involvement in any Business Combination would be a “covered transaction” (as defined in 31 CFR 800.213). However, it is possible that non-U.S. persons could be involved in our Business Combination, which may increase the risk that our Business Combination becomes subject to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”), and that restrictions, limitations or conditions will be imposed by CFIUS. If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete a Business Combination by September 23, 2023 (or up to November 23, 2024, if extended) because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, shareholders of record may only receive their pro rata portion of funds available in the Trust Account, and our warrants will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
Q:	Why should I vote “FOR” the Extension Amendment Proposal?
A:
Infinite believes shareholders will benefit from Infinite consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which Infinite has to complete a Business Combination until the Articles Extension Date (or Additional Articles Extension Date, if applicable). Without the Articles Extension, Infinite believes that Infinite may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Infinite would be forced to liquidate.

Q:	Why should I vote “FOR” the Class B Share Proposal?
A:
The purpose of the Class B Share Proposal is to provide the holders of Class B Ordinary Shares with the flexibility to assist Infinite in meeting the listing requirements of its Class A Ordinary Shares if necessary or desirable in connection with the adoption of the Extension Amendment Proposal, related shareholder redemptions and the consummation of a Business Combination. This conversion option for holders of the

Class B Ordinary Shares may also assist Infinite in retaining investors. Notwithstanding the conversion of Class B Ordinary Shares into Class A Ordinary Shares, the holders of such converted Class B Ordinary Shares will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.
Q:	Why should I vote “FOR” the Redemption Limitation Amendment Proposal?
A:
The purpose of the Redemption Limitation Amendment Proposal is to eliminate from the Memorandum and Articles of Association the Redemption Limitation in order to allow Infinite to redeem Public Shares, irrespective of whether such redemption would exceed the Redemption Limitation. The Board believes it is in the best interests of Infinite and its shareholders for Infinite to be allowed to effect redemptions irrespective of the Redemption Limitation.

Q:	Why should I vote “FOR” the Adjournment Proposal?
A:
If the Adjournment Proposal is not approved by Infinite’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, if there is no quorum present to conduct business to vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal at the Shareholder Meeting, if due to redemptions in connection with the Articles Extension, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, or if the chairman of the Shareholder Meeting otherwise considers the vote on the Adjournment Proposal necessary or advisable, Infinite would not meet the continued listing requirements of NYSE. If presented, the Board recommends that you vote in favor of the Adjournment Proposal.

Q:	What if I do not want to vote “FOR” the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal at the Shareholder Meeting?
A:
If you do not want the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal at the Shareholder Meeting to be approved, you may “ABSTAIN”, not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal at the Shareholder Meeting, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal at the Shareholder Meeting (as the case may be) is approved.
However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal at the Shareholder Meeting (as the case may be) is approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.
If the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal are approved and following redemptions in connection with the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal, Infinite adheres to the continued listing requirements of NYSE and the chairman of the Shareholder Meeting does not otherwise deem it necessary or advisable to present the Adjournment Proposal for a vote, the Adjournment Proposal will not be presented for a vote.
Q:	How are the funds in the Trust Account currently being held?
A:	With respect to the regulation of special purpose acquisition companies (“SPACs”) like Infinite, on March 30, 2022, the SEC issued proposed rules (the “SPAC Proposed Rules”) relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.
With regard to the SEC’s investment company proposals included in the SPAC Proposed Rules, while the funds in the Trust Account have, since the Initial Public Offering, been held only in U.S. government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act), Infinite currently intends, prior to November 23, 2023, to instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of Infinite. Interest on such deposit account is currently approximately 2.5 – 3.0% per annum, but such deposit account carries a variable rate and Infinite cannot assure you that such rate will not decrease or increase significantly.
Q:	Will you seek any further extensions to liquidate the Trust Account?
A:	Other than as described in this proxy statement, Infinite does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.
Q:	What happens if the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal is not approved?
A:
If there are insufficient votes to approve the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, Infinite may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Articles Extension, the Class B Ordinary Share Proposal or the Redemption Limitation Amendment Proposal.

If the Extension Amendment Proposal is not approved at the Shareholder Meeting or at any adjournment thereof or the Articles Extension is not implemented, and a Business Combination is not completed on or before the Termination Date, then as contemplated by and in accordance with the Memorandum and Articles of Association, Infinite will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Infinite to pay income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Infinite’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Infinite’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other applicable law. There will be no distribution from the Trust Account with respect to Infinite’s Private Placement or Public Warrants, which will expire worthless in the event Infinite dissolves and liquidates the Trust Account.
Pursuant to a letter agreement, the Sponsor and the officers and directors of Infinite waived their rights to participate in any liquidation distribution with respect to the Class B Ordinary Shares and Public Shares held or purchased by them.
In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of properly submitted redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and the Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Articles Extension or the implementation of the Class B Share Proposal, even if approved, and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if Infinite has not completed an initial Business Combination by the Termination Date.
If the Class B Share Proposal is not approved, the Board may decide to abandon the Class B Share Proposal. The Company believes that the failure to approve the Class B Share Proposal may reduce its flexibility to maintain the listing of its Class A Ordinary Shares on NYSE.
Q:	If the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal are approved, what happens next?
A:
If the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal are approved, Infinite will continue to attempt to consummate a Business Combination until the Articles Extension Date. Infinite will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal are approved, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of Infinite held by the Initial Shareholders.
Q:	If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?
A:
Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares as described in the redemption procedures described in this proxy statement if you choose to redeem.

Q:	What amount will holders receive upon consummation of the Business Combination or liquidation if the Extension Amendment Proposal is approved?
A:
If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within five (5) business days of the date of the Shareholder Meeting, the Lender shall make a deposit into the Trust Account (as defined below) of $120,000, in exchange for a non-interest bearing, unsecured convertible promissory note issued by Infinite to the Lender. In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that Infinite has not consummated a Business Combination by September 23, 2023, without approval of Infinite’s public shareholders, Infinite may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to fourteen times, each by one additional month (for a total of up to fourteen additional months to complete a Business Combination), provided that the Lender will deposit $120,000 into the Trust Account within five (5) business days of the applicable Termination Date for each such monthly extension, for an aggregate deposit of up to $1,680,000 (if all fourteen additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured convertible promissory note issued by Infinite to the Lender. If Infinite completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert up to $1,500,000 of the amounts loaned under such promissory note into warrants which will be identical to the Private Placement Warrants. If Infinite does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If before the Shareholder Meeting the Sponsor or its designees advises us that it does not intend to make a deposit into the Trust Account in exchange for a convertible promissory note, as described above, then Infinite will ask its shareholders to vote only upon the

Adjournment Proposal and not on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal and, unless Infinite can complete an initial Business Combination by the Termination Date, Infinite will liquidate and dissolve in accordance with the Memorandum and Articles of Association.
Q:	Am I being asked to vote on a Business Combination at this Shareholder Meeting?
A:
No. You are not being asked to vote on a Business Combination at this time. If the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal are approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination when it is submitted to shareholders and will retain the right to have your Public Shares redeemed in connection with a Business Combination or liquidation, subject to any limitations set forth in the Memorandum and Articles of Association, as amended by the Articles Extension.

Q:	Will how I vote affect my ability to exercise Redemption rights?
A:
No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares on the Extension Amendment Proposal (for or against) or any other proposal described in this proxy statement. As a result, the Articles Extension can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of NYSE.

Q:	May I change my vote after I have mailed my signed proxy card?
A:
Yes. Shareholders may send a later-dated, signed proxy card to Infinite at 745 Fifth Avenue, 15th Floor, New York, New York 10151 so that it is received by Infinite prior to the vote at the Shareholder Meeting (which is scheduled to take place on August 22, 2023) or attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting) and vote. Shareholders also may revoke their proxy by sending a notice of revocation to Infinite’s Chief Financial Officer, which must be received prior to the vote at the Shareholder Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q:	How are votes counted?
A:
Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal require a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. If presented, approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence at the Shareholder Meeting (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum for the vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal and, the presence at the Shareholder Meeting (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding not less than one-third of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum for the vote on the Adjournment Proposal.

At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST”, the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal at the Shareholder Meeting, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal at the Shareholder Meeting (as the case may be) is approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.
Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.
Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?
A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to Infinite or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under the rules of NYSE, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that NYSE determines to be “non-routine” without specific instructions from the beneficial owner. The Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal are “non-routine” matters and therefore, brokers are not permitted to exercise their voting discretion with respect to these proposals.
If you are an Infinite shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal at the Shareholder Meeting. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Abstentions will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.
Q:	Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal?
A:
Yes. After careful consideration of the terms and conditions of the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal, the Board has determined that the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal are in the best interests of Infinite and its shareholders. The Board recommends that Infinite’s shareholders vote “FOR” the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal.

Additionally, the Board has determined that the Adjournment Proposal is in the best interests of Infinite and its shareholders and recommends that Infinite’s shareholders vote “FOR” the Adjournment Proposal.
Q:	What interests do Infinite’s directors and officers have in the approval of the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal?
A:
Infinite’s directors and officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly through the Sponsor, of Class B Ordinary Shares and Private Placement Warrants. See

the sections entitled “Proposal No. 1—The Extension Amendment Proposal—Interests of the Sponsor, Infinite’s Directors and Officers,” “Proposal No. 2—The Class B Share Proposal—Interests of the Sponsor, Infinite’s Directors and Officers,” “Proposal No. 3—The Redemption Limitation Amendment Proposal—Interests of the Sponsor, Infinite’s Directors and Officers” and “Beneficial Ownership of Securities” in this proxy statement.
Q:	Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal?
A:
No. There are no appraisal or dissenters’ rights available to Infinite’s shareholders in connection with the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal.

Q:	If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?
A:
No. The holders of warrants issued in connection with the Initial Public Offering (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:	What do I need to do now?
A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:	How do I exercise my redemption rights?
A:	If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:
I. (a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares; and
II. prior to 5:00 p.m., Eastern Time, on August 18, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting) (a) submit a written request to the Transfer Agent that Infinite redeem your Class A Ordinary Shares for cash and (b) tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to the Transfer Agent, physically or electronically through the Depository Trust Company (“DTC”).
The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.
Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
In connection with the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal and contingent upon the effectiveness of the implementation of the Articles Extension, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account (net of taxes payable), divided by the number of the then-issued and outstanding Class A Ordinary Shares. As of August 1, 2023, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $10.63 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter with the consent of the Board. If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that Infinite instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.
Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on August 18, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting).
If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, Infinite will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.
Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?
A:
The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:	What should I do if I receive more than one set of voting materials for the Shareholder Meeting?
A:
You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?
A:
Infinite will pay the cost of soliciting proxies for the Shareholder Meeting. Infinite has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the Shareholder Meeting. Infinite will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. The directors and officers of Infinite may also solicit proxies by telephone, by facsimile, by mail or on the Internet. They will not be paid any additional amounts for soliciting proxies.

Q:	Who can help answer my questions?
A:	If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, Connecticut 06902
Individuals call toll-free (800) 662-5200
Banks and brokers call (203) 658-9400
Email: NFNT.info@investor.morrowsodali.com
You also may obtain additional information about Infinite from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a holder of Class A Ordinary Shares and you intend to seek redemption of your shares, you will need to tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on August 18, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting). If you have questions regarding the certification of your position tendering or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street Plaza, 30th Floor
New York, New York 10004
Attn: SPAC Redemption Team
E-mail: spacredemptions@continentalstock.com

RISK FACTORS
You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on March 22, 2023 and in the other reports filed or to be filed with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Articles Extension will enable us to complete a Business Combination.
Approving the Articles Extension involves a number of risks. Even if the Articles Extension is approved, Infinite can provide no assurances that a Business Combination will be consummated prior to the Articles Extension Date or the relevant Additional Articles Extension Date, if applicable. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control, including the ability to reach agreement on the definitive terms of a Business Combination. If the Articles Extension is approved and Infinite determines that it is in the best interest of its shareholders to pursue a Business Combination, Infinite expects to seek shareholder approval of such Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Articles Extension, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Articles Extension or a Business Combination is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Articles Extension and the implementation of the Class B Share Proposal and the Redemption Limitation Amendment Proposal and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial Business Combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial Business Combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-Business Combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial Business Combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial Business Combination, including the SPAC Proposed Rules.
The SEC has issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a Business Combination and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate Infinite at an earlier time than we might otherwise choose.
On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other items, to disclosures in business combination transactions between SPACs such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act, including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Proposed Rules have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing a Business Combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete a Business Combination. The need for compliance with the SPAC Proposed Rules may cause us to liquidate the funds in the Trust Account or liquidate Infinite at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our shareholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate Infinite.
As described further above, the SPAC Proposed Rules relate, among other matters, to the circumstances in which SPACs such as Infinite could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Proposed Rules would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, to comply with the safe harbor, the SPAC Proposed Rules would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a Business Combination no later than 18 months after the effective date of its registration statement for the Initial Public Offering (the “IPO Registration Statement”). Infinite would then be required to complete its initial Business Combination no later than 24 months after the effective date of the IPO Registration Statement.
If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial Business Combination and instead liquidate Infinite. Were we to liquidate, our warrants would expire worthless, and our shareholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities. As described below, we expect to take measures prior to November 23, 2023 to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act (see “—To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we currently intend, prior to November 23, 2023, to instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of an initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive in connection with any redemption or liquidation of Infinite”).

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we currently intend, prior to November 23, 2023, to instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of an initial Business Combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest on the funds held in the Trust Account, which would reduce the dollar amount our public shareholders would receive in connection with any redemption or liquidation of Infinite.
The funds in the Trust Account have, since our Initial Public Offering, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we intend to, prior to November 23, 2023, instruct Continental (as defined below), the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination and liquidation of Infinite. Interest on such deposit account is currently approximately 2.5 – 3.0% per annum, but such deposit account carries a variable rate and Infinite cannot assure you that such rate will not decrease or increase significantly. Following such liquidation, we would likely receive minimal interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash an interest-bearing demand deposit account would reduce the dollar amount our public shareholders would receive in connection with any redemption or liquidation of Infinite.
In addition, even prior to the 24-month anniversary of the effective date of the IPO Registration Statement, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate Infinite. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to November 23, 2023, and instead hold all funds in the Trust Account in as cash items which would further reduce the dollar amount our public shareholders would receive in connection with any redemption or liquidation of Infinite. Were we to liquidate, our warrants would expire worthless, and our shareholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.
The Sponsor, our directors and executive officers, and their respective affiliates, represent in the aggregate 20% of our voting power, and they have indicated they intend to vote in favor of the Extension Amendment Proposal.
The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. On the Record Date, the Sponsor and our directors and executive officers and their affiliates beneficially owned and were entitled to vote an aggregate of 6,900,000 Class B Ordinary Shares (representing 20% of the voting power of Infinite) and 13,540,000 Private Placement Warrants. The Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal must be approved by the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class, who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. When you consider the recommendation of the Board, Infinite shareholders should be aware that aside from their interests as shareholders, our Initial Shareholders, certain members of the Board and officers have interests that are different from, or in addition to, those of other shareholders generally (see “Proposal No. 1—The Extension Amendment Proposal—Interests of the Sponsor, Infinite’s Directors and Officers,” “Proposal No. 2—The Class B Share Proposal—Interests of the Sponsor, Infinite’s Directors and Officers,” “Proposal No. 3—The Redemption Limitation Amendment Proposal—Interests of the Sponsor, Infinite’s Directors and Officers” and “Beneficial Ownership of Securities” in this proxy statement).

We may not be able to complete an initial Business Combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.
Infinite’s sponsor, Infinite Sponsor LLC, is a Delaware limited liability company. The Sponsor currently owns 6,825,000 Class B Ordinary Shares and 13,540,000 Private Placement Warrants. The Sponsor is governed by a board consisting of four managers, all of which are U.S. citizens. The Sponsor is not “controlled” (as defined in 31 CFR 800.208) by a foreign person, such that the Sponsor’s involvement in any Business Combination would be a “covered transaction” (as defined in 31 CFR 800.213). However, it is possible that non-U.S. persons could be involved in our Business Combination, which may increase the risk that our Business Combination becomes subject to regulatory review, including review by CFIUS, and that restrictions, limitations or conditions will be imposed by CFIUS. If our Business Combination with a U.S. business is subject to CFIUS review, the scope of which was expanded by FIRRMA, to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential Business Combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with a Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing a Business Combination. CFIUS may decide to block or delay our Business Combination, impose conditions to mitigate national security concerns with respect to such Business Combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete a Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. A failure to notify CFIUS of a transaction where such notification was required or otherwise warranted based on the national security considerations presented by an investment target may expose the Sponsor and/or the combined company to legal penalties, costs, and/or other adverse reputational and financial effects, thus potentially diminishing the value of the combined company. In addition, CFIUS is actively pursuing transactions that were not notified to it and may ask questions regarding, or impose restrictions or mitigation on, a Business Combination post-closing.
Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If we cannot complete a Business Combination by September 23, 2023 (or up to November 23, 2024, if extended) because the transaction is still under review or because our Business Combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, shareholders of record may only receive their pro rata portion of funds available in the Trust Account. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.
In the event the Extension Amendment Proposal is approved and we amend our Memorandum and Articles of Association, NYSE may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our Units, Class A Ordinary Shares and Public Warrants are currently listed on NYSE. We cannot assure you that our securities will continue to be listed on NYSE in the future, following the adoption of the Extension Amendment Proposal or prior to our initial business combination. In order to continue listing our securities on NYSE prior to our initial business combination, we must maintain certain financial, distribution and share price levels. Generally, we must maintain a minimum market capitalization (generally $50,000,000 with a market capitalization attributable to public held shares of $40,000,000) and a minimum number of holders of our securities (generally 300 public holders, 600,000 publicly held shares, 1,200 total shareholders and a monthly trading volume for the most recent 12 months of at least 100,000). Pursuant to the terms of the Memorandum and Articles of Association, in the event the Extension Amendment Proposal is approved and the Memorandum and Articles of Association are amended, Public Shareholders may elect to redeem their Public Shares and, as a result, we may not be in compliance with NYSE’s continued listing requirements.

We cannot assure you that our Class A Ordinary Shares will be able to meet any of NYSE’s continued listing requirements following any shareholder redemptions of our Public Shares in connection with the amendment of our Memorandum and Articles of Association pursuant to the Extension Amendment Proposal. If our securities do not meet NYSE’s continued listing requirements, NYSE may delist our securities from trading on its exchange. If the NYSE delists any of our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
•	a limited availability of market quotations for our securities;
•	reduced liquidity for our securities;
•
a determination that our Class A ordinary shares are a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and
•	a decreased ability to issue additional securities or obtain additional financing in the future.
The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because we expect that our Units and, once separated from the Units, our Class A ordinary shares and Public Warrants will be listed on the NYSE, our Units, Class A ordinary shares and Public Warrants will qualify as covered securities under the statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, other than the State of Idaho, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on the NYSE, our securities would not qualify as covered securities under the statute and we would be subject to regulation in each state in which we offer our securities.

EXTRAORDINARY GENERAL MEETING
This proxy statement is being provided to Infinite shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of Infinite shareholders to be held on August 22, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about August 3, 2023, to all shareholders of record of Infinite as of July 31, 2023, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.
Date, Time and Place of Shareholder Meeting
The Shareholder Meeting will be held on August 22, 2023 at 9:30 a.m., Eastern Time, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned.
Shareholders may attend the Shareholder Meeting in person. However, in view of the ongoing COVID-19 pandemic, we are taking precautionary measures and therefore encourage you to attend the Shareholder Meeting virtually. If you wish to attend the Shareholder Meeting in person, you must reserve your attendance at least two business days in advance of the Shareholder Meeting by contacting Infinite’s Chief Financial Officer at investors@infiniteacquisitioncorp.com by 9:30 a.m., Eastern Time, on August 18, 2023.
You can pre-register to attend the virtual Shareholder Meeting starting August 17, 2023 at 9:30 a.m., Eastern Time (three business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/infiniteacquisitioncorp/2023, enter your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box. At the start of the Shareholder Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
Shareholders who hold their investments through a bank or broker, will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting you will need to have a legal proxy from your bank or broker or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number.
If you do not have access to the Internet, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free) or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply) and when prompted enter the pin number 0696258#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
The Proposals at the Shareholder Meeting
At the Shareholder Meeting, Infinite shareholders will consider and vote on the following proposals:
1.
Proposal No. 1—Extension Amendment Proposal—To amend, by way of special resolution, Infinite’s Memorandum and Articles of Association to extend the Termination Date by which Infinite has to consummate a Business Combination from August 23, 2023 to September 23, 2023 and to allow Infinite, without another shareholder vote, to elect to extend the Termination Date to consummate a Business Combination on a monthly basis for up to fourteen times by an additional one month each time after the Articles Extension Date, by resolution of Infinite’s Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, until up to November 23, 2024, or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto.

2.
Proposal No. 2—Class B Share Proposal—To amend, by way of special resolution, Infinite’s Memorandum and Articles of Association to allow for the conversion of the Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the consummation of a Business Combination, at the option of the holder of such Class B Ordinary Shares; provided that such Class A Ordinary Shares issued upon conversion of the Class B Ordinary Shares shall have no right to participate in any distributions from the Trust Account;
3.
Proposal No. 3—Redemption Limitation Amendment Proposal — To amend, by way of special resolution, Infinite’s Memorandum and Articles of Association to eliminate from the Memorandum and Articles of Association the limitation that Infinite may not redeem Public Shares to the extent that such redemption would result in Infinite having net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended), of less than $5,000,001 in order to allow Infinite to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation; and

4.
Proposal No. 4—Adjournment Proposal—To adjourn, by way of ordinary resolution, the Shareholder Meeting (A) to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares and Class B Ordinary Shares in the capital of Infinite represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, or (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal at the Shareholder Meeting, or (B) sine die (i) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension, the Class B Share Proposal or the Redemption Limitation Amendment Proposal such that Infinite would not meet the continued listing requirements of the NYSE, or (ii) where the chairman of the Shareholder Meeting has determined it is otherwise necessary or advisable, and in such event Infinite will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal.

If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within five (5) business days of the date of the Shareholder Meeting, the Lender shall make a deposit into the Trust Account (as defined below) of $120,000, in exchange for a non-interest bearing, unsecured convertible promissory note issued by Infinite to the Lender. In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that Infinite has not consummated a Business Combination by September 23, 2023, without approval of Infinite’s public shareholders, Infinite may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to fourteen times, each by one additional month (for a total of up to fourteen additional months to complete a Business Combination), provided that the Lender will deposit $120,000 into the Trust Account within five (5) business days of the applicable Termination Date for each such monthly extension, for an aggregate deposit of up to $1,680,000 (if all fourteen additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured convertible promissory note issued by Infinite to the Lender. If Infinite completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert up to $1,500,000 of the amounts loaned under such promissory note into warrants which will be identical to the Private Placement Warrants. If Infinite does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If before the Shareholder Meeting the Sponsor or its designees advises us that it does not intend to make a deposit into the Trust Account in exchange for a convertible promissory note, as described above, then Infinite will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal and, unless Infinite can complete an initial Business Combination by the Termination Date, Infinite will liquidate and dissolve in accordance with the Memorandum and Articles of Association.
Voting Power; Record Date
As a shareholder of Infinite, you have a right to vote on certain matters affecting Infinite. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on July 31, 2023, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were issued and outstanding Ordinary Shares, of which 34,500,000 Class A Ordinary Shares are held by Infinite public shareholders and 6,900,000 Class B Ordinary Shares are held by the Initial Shareholders.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” EACH OF THESE PROPOSALS
Quorum
The presence at the Shareholder Meeting (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum for the vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal and, the presence at the Shareholder Meeting (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding not less than one-third of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum for the vote on the Adjournment Proposal. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. The Initial Shareholders, who hold 20% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional 10,350,001 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum for the vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal and 4,600,001 additional Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum for the vote on the Adjournment Proposal.
Abstentions and Broker Non-Votes
Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.
Under NYSE rules, if a shareholder holds their shares in “street” name through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting of shareholders or has received instructions as to how to vote on some but not all of the “nonroutine” proposals, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in street name, your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.
Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so Infinite does not expect there to be any broker non-votes counting towards establishing a quorum at the Shareholder Meeting.
Vote Required for Approval
The approval of the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal require a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting.

If presented, approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.
The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Initial Shareholders hold 20% of the issued and outstanding Ordinary Shares.
The following table reflects the number of additional Public Shares required to approve each proposal, assuming that the Initial Shareholders vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting:
		Number of Additional Public Shares Required To Approve Proposal
Proposal	Approval Standard	If Only Quorum(1) is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	Special Resolution(2)	4,600,001	16,100,001
Class B Share Proposal	Special Resolution(2)	4,600,001	16,100,001
Redemption Limitation Amendment Proposal	Special Resolution(2)	4,600,001	16,100,001
Adjournment Proposal	Ordinary Resolution(3)	No additional Public Shares are required to approve the proposal	10,350,001
(1)
Our Memorandum and Articles of Association provide that no business shall be transacted at any meeting unless a quorum is present in person or by proxy. Generally, such as for the approval of the Adjournment Proposal, one or more shareholders who together hold not less than one-third of the shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum. A quorum in connection with any meeting that is convened to vote on a Business Combination or any meeting convened with regards to an amendment described in Article 38.9 of our Memorandum and Articles of Association, such as the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, shall be a majority of the shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy.

(2)
Under Cayman Islands law, a special resolution requires the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting.

(3)
Under Cayman Islands law, an ordinary resolution requires the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Voting Your Shares
If you were a holder of record of Ordinary Shares as of the close of business on July 31, 2023, the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are three ways to vote your Ordinary Shares at the Shareholder Meeting:
Voting by Mail. By signing the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individuals named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 5:00 p.m., Eastern Time, on August 21, 2023.
Voting in Person at the Meeting. If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or other nominee, you should follow the instructions provided by your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your broker, bank or nominee authorizing you to vote these shares.
Voting Electronically . You may attend, vote and examine the list of shareholders entitled to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/infiniteacquisitioncorp/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:
•	you may send another proxy card with a later date;
•
you may notify Infinite’s Chief Financial Officer by writing to Infinite Acquisition Corp., 745 Fifth Avenue, 15th Floor, New York, New York 10151, before the Shareholder Meeting that you have revoked your proxy; or

•	you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.
No Additional Matters
The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal and the Adjournment Proposal. Under the Memorandum and Articles of Association, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.
Who Can Answer Your Questions about Voting
If you are an Infinite shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, our proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing NFNT.info@investor.morrowsodali.com.
Redemption Rights
Pursuant to the Memorandum and Articles of Association, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal. In connection with the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that Infinite redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was approximately $10.63 per share as of August 1, 2023, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. Since the Sponsor and Infinite’s officers and directors have, pursuant to a letter agreement executed in connection with the Initial Public Offering, waived their redemption rights with respect to any Class B Ordinary Shares and Public Shares they hold or purchase, such shares will be excluded from the pro rata calculation used to determine the per-share redemption price. If a holder properly seeks redemption as described in this section, Infinite will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, Infinite will not proceed with the Articles Extension and the Class B Share Proposal unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) Infinite will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal or the Class B Share Proposal, after taking into account Redemptions.

As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
(i)
hold Class A Ordinary Shares(a) hold Class A Ordinary Shares or (b) hold Class A Ordinary Shares through Units and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares;

(ii)
submit a written request to Continental, Infinite’s transfer agent, in which you (i) request that Infinite redeem all or a portion of your Class A Ordinary Shares for cash, and (ii) identify yourself as the beneficial holder of the Class A Ordinary Shares and provide your legal name, phone number and address; and

(iii)	tender or deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) to Continental, Infinite’s transfer agent, physically or electronically through DTC.
Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on August 18, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of Infinite that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $80 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental, Infinite’s transfer agent, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, Infinite’s transfer agent, prior to 5:00 p.m., Eastern Time, on August 18, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).
Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities and Exchange Act of 1934 (the “Exchange Act”)), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the Initial Public Offering, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the issued and outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Ordinary Shares on August 2, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.62 per share. The cash held in the Trust Account on such date was approximately $293,281,659 (including interest not previously released to Infinite to pay income taxes and up to $100,000 of interest not released to Infinite to pay dissolution expenses) (approximately $10.63 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes payable) two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Infinite cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Infinite’s transfer agent at least two business days prior to the initially scheduled date of the Shareholder Meeting.
For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
Appraisal Rights and Dissenters’ Rights
There are no appraisal or dissenters’ rights available to Infinite’s shareholders in connection with the Extension Amendment Proposal, the Class B Share Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal at the Shareholder Meeting. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.
Proxy Solicitation Costs
Infinite is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. Infinite has engaged Morrow Sodali to assist in the solicitation of proxies for the Shareholder Meeting. Infinite and its directors and officers may also solicit proxies in person. Infinite will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
Infinite will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials. Infinite will pay Morrow Sodali a fee of $30,000, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as Infinite’s proxy solicitor. Infinite will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to Infinite shareholders. Directors and officers of Infinite who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1—THE EXTENSION AMENDMENT PROPOSAL
Overview
Infinite is proposing to amend its Memorandum and Articles of Association to extend the date by which Infinite has to consummate a Business Combination to the Articles Extension Date so as to give Infinite additional time to complete a Business Combination.
Without the Articles Extension, Infinite believes that Infinite may not be able to complete a Business Combination on or before the Termination Date. If that were to occur, Infinite would be forced to liquidate.
As contemplated by the Memorandum and Articles of Association, the holders of Infinite’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension Amendment Proposal is approved and the Articles Extension is implemented.
Reasons for the Extension Amendment Proposal
Infinite’s Memorandum and Articles of Association provides that Infinite has until August 23, 2023 to complete a Business Combination. Infinite and its officers and directors agreed that they would not seek to amend Infinite’s Memorandum and Articles of Association to allow for a longer period of time to complete a Business Combination unless Infinite provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of Infinite shareholders that the Articles Extension be obtained so that Infinite will have an additional amount of time to consummate a Business Combination. Without the Articles Extension, Infinite believes that Infinite may not be able to complete a Business Combination on or before August 23, 2023. If that were to occur, Infinite would be forced to liquidate.
The Extension Amendment Proposal is essential to allowing Infinite additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Articles Extension and the adoption of the Class B Share Proposal and the Redemption Limitation Amendment Proposal. Further, Infinite will not proceed with the Articles Extension and the Class B Share Proposal unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) Infinite will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal or the Class B Share Proposal, after taking into account the Redemptions.
If the Extension Amendment Proposal is approved and the Articles Extension becomes effective, within five (5) business days of the date of the Shareholder Meeting, the Lender shall make a deposit into the Trust Account (as defined below) of $120,000, in exchange for a non-interest bearing, unsecured convertible promissory note issued by Infinite to the Lender. In addition, if the Extension Amendment Proposal is approved and the Articles Extension becomes effective, in the event that Infinite has not consummated a Business Combination by September 23, 2023, without approval of Infinite’s public shareholders, Infinite may, by resolution of the Board, if requested by the Sponsor, and upon five days’ advance notice prior to the applicable Termination Date, extend the Termination Date up to fourteen times, each by one additional month (for a total of up to fourteen additional months to complete a Business Combination until up to November 23, 2024), provided that the Lender will deposit $120,000 into the Trust Account within five (5) business days of the applicable Termination Date for each such monthly extension, for an aggregate deposit of up to $1,680,000 (if all fourteen additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured convertible promissory note issued by Infinite to the Lender. If Infinite completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants which will be identical to the Private Placement Warrants. If Infinite does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven. If before the Shareholder Meeting the Sponsor or its designees advises us that it does not intend to make a deposit into the Trust Account in exchange for a convertible promissory note, as described above, then Infinite will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal and, unless Infinite can complete an initial Business Combination by the Termination Date, Infinite will liquidate and dissolve in accordance with the Memorandum and Articles of Association.

If the Extension Amendment Proposal is Not Approved
The adoption of the Extension Amendment Proposal is a condition to the adoption of the Class B Share Proposal or the Redemption Limitation Amendment Proposal and the adoption of the Extension Amendment Proposal is conditioned on the adoption (i) the adoption of the Redemption Limitation Amendment Proposal or (ii) Infinite having at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions. If the Extension Amendment Proposal is not approved, then the Articles Extension will not be implemented and if a Business Combination is not completed on or before the Termination Date, then, as contemplated by and in accordance with the Memorandum and Articles of Association, Infinite will (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to Infinite to pay income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of Infinite’s remaining shareholders and the Board, liquidate and dissolve, subject in the case of clauses (ii) and (iii) to Infinite’s obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the requirements of other applicable law.
The Initial Shareholders waived their rights to participate in any liquidation distribution with respect to the 6,900,000 Class B Ordinary Shares held by them.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal is approved, Infinite shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to complete a Business Combination until the Articles Extension Date are made. Infinite will then continue to attempt to consummate a Business Combination until the Articles Extension Date. Infinite will remain a reporting company under the Exchange Act and its Class A Ordinary Shares will remain publicly traded during this time.
Infinite will not proceed with the Articles Extension unless (i) the Redemption Limitation Amendment Proposal is approved or (ii) Infinite will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.
Interests of the Sponsor and Infinite’s Directors and Officers
When you consider the recommendation of the Board, Infinite shareholders should be aware that aside from their interests as shareholders, our Initial Shareholders, certain members of the Board and officers have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Infinite shareholders that they approve the Extension Amendment Proposal. Infinite shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:
•
the fact that the Initial Shareholders, including the Sponsor and certain of Infinite’s officers and directors (including those that are members of the Sponsor), have invested in Infinite an aggregate of $13,565,000, comprised of the $25,000 purchase price for 6,900,000 Class B Ordinary Shares and the $13,540,000 purchase price for 13,540,000 Private Placement Warrants. Such Private Placement Warrants will expire worthless if Infinite does not consummate a Business Combination by the Original Termination Date and the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public shareholders. Subsequent to the initial purchase of the Class B Ordinary Shares by the Sponsor, the Sponsor transferred 25,000 Class B Ordinary Shares to four of our independent directors for a price of $0.004 per Class B Ordinary Share. Following the resignation of one of the independent directors, the Sponsor repurchased the 25,000 Class B Ordinary Shares held by such resigning independent director at the initial purchase price of $0.004 per Class B Ordinary Share, as contemplated by the share transfer agreement that the Sponsor and the resigning independent director had executed. Assuming a trading price of $10.62 per Class A Ordinary Share (based upon the closing price of the Class A Ordinary Shares on the New York Stock Exchange on August 2, 2023), the 6,900,000 Class B Ordinary Shares held by the Sponsor would have an implied aggregate market value of $73,347,000. Even if the trading price of the Class A Ordinary Shares were as low as approximately $1.97 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in Infinite by the Initial Shareholders. As a result, if a Business Combination is completed, the Initial Shareholders are likely to be able to make a substantial profit on their investment in Infinite at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and Infinite liquidates without completing a Business Combination before August 23, 2023, the Initial Shareholders will lose their entire investment in Infinite;
•
the fact that the Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•
the fact that the Initial Shareholders and Infinite’s other current officers and directors have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Class B Ordinary Shares and Public Shares held by them if the Extension Amendment Proposal is not approved and Infinite fails to complete a Business Combination by August 23, 2023;

•	the indemnification of Infinite’s existing directors and officers and the liability insurance maintained by Infinite;
•
the fact that the Sponsor and Infinite’s officers and directors will lose their entire investment in Infinite and will not be reimbursed for any loans extended, fees due or out-of-pocket expenses if the Extension Amendment Proposal is not approved and a Business Combination is not consummated by August 23, 2023. As of August 1, 2023, pursuant to the administrative services agreement between Infinite and the Sponsor that was executed in connection with the Initial Public Offering, Infinite owes the Sponsor approximately $202,667 in administrative services fees. Further, as of August 1, 2023, Infinite owes the Sponsor approximately $580,000 in the form of a promissory note; and

•
the fact that if the Trust Account is liquidated, including in the event Infinite is unable to complete an initial Business Combination within the required time period, the Sponsor has agreed to indemnify Infinite to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share, or such lesser per Public Share amount as is in the Trust Account on the Termination Date, by the claims of prospective target businesses with which Infinite has entered into an acquisition agreement or claims of any third party for services rendered or products sold to Infinite, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account.

Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.
As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Shareholders hold 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of at least 16,100,001 Ordinary Shares held by public shareholders (or approximately 59.41% of the Public Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 4,600,001 Ordinary Shares held by public shareholders (or approximately 16.97% of the Public Shares) if only such shares as are required to establish a quorum for the vote on the Extension Amendment Proposal are represented at the Shareholder Meeting and cast votes.

Resolution
The full text of the resolution to be voted upon is as follows:
RESOLVED, as a special resolution that, subject to and conditional upon the approval of the Redemption Limitation Amendment Proposal or Infinite having at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions:
a)	Article 38.8 of Infinite’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.8:
“In the event that the Company does not consummate a Business Combination by September 23, 2023 (or November 23, 2024, if applicable under the provisions of this Article 38.8), or such later time as the Members of the Company may approve in accordance with the Articles (in any case, such date being referred to as the “ Termination Date ”), the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 38.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.
Notwithstanding the foregoing or any other provisions of the Articles in the event that the Company has not consummated a Business Combination within twenty-two months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis up to fourteen times by an additional one month each time after the twenty-two month from the closing of the IPO, by resolution of the directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until thirty-six months from the closing of the IPO, provided that the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) will deposit US$120,000 into the Trust Account within five (5) business days of the applicable Termination Date for each such monthly extension, for an aggregate deposit of up to US$1,680,000 (if all fourteen additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured convertible promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which shall be identical to the private placement warrants issued to the Sponsor in a private placement simultaneously with the closing of the IPO. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”
b)	Article 38.9 of Infinite’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.9:
“In the event that any amendment is made to these Articles:
(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:
(i)	have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 38.2(b) or 38.6; or
(ii)	redeem 100% of the Public Shares if the Company has not consummated an initial Business

Combination within twenty-two months (or up to thirty-six months, if applicable under the provisions of Article 38.8) after the date of the closing of the IPO pursuant to Article 38.8; or
(b)
with respect to any other provision relating to the rights of holders of Public Shares, each holder of Public Shares who is not a Founder, officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of the then-outstanding Public Shares in issue.”

Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT INFINITE SHAREHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2—THE CLASS B SHARE PROPOSAL
Overview
The Company is proposing to amend the Memorandum and Articles of Association to permit for the issuance of Class A Ordinary Shares to holders of Class B Ordinary Shares upon the exercise of the right of a holder of Class B Ordinary Shares to convert such holder’s Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of a Business Combination at the election of the holder. Upon conversion of Class B Ordinary Shares into Class A Ordinary Shares, such Class A Ordinary Shares shall not be entitled to any distributions from the Trust Account.
Reasons for the Class B Share Proposal
The purpose of the Class B Share Proposal is to provide the holders of Class B Ordinary Shares with the flexibility to assist Infinite in meeting the listing requirements of its Class A Ordinary Shares if necessary or desirable in connection with the adoption of the Extension Amendment Proposal, related shareholder redemptions and the consummation of a Business Combination. This conversion option for holders of the Class B Ordinary Shares may also assist Infinite in retaining investors. Notwithstanding the conversion of Class B Ordinary Shares into Class A Ordinary Shares, the holders of such converted Class B Ordinary Shares will not be entitled to receive any monies held in the Trust Account as a result of their ownership of any Class A Ordinary Shares.
If the Class B Share Proposal is Not Approved
The approval of the Class B Share Proposal is not a condition to the adoptions of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal or the Adjournment Proposal. If the Class B Share Proposal is not approved, the Board may decide to abandon the Class B Share Proposal. The Company believes that the failure to approve the Class B Share Proposal may reduce its flexibility to maintain the listing of its Class A Ordinary Shares on NYSE.
If the Class B Share Proposal is Approved
The adoption of the Class B Share Proposal is conditioned on (i) the approval of the Extension Amendment Proposal, and (ii) either, (a) the adoption of the Redemption Limitation Amendment Proposal or (b) Infinite having at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.
Therefore, if the Class B Share Proposal is approved in connection with the approval of the Extension Amendment Proposal and either (i) the adoption of the Redemption Limitation Amendment Proposal or (ii) Infinite having at least $5,000,001 of net tangible assets following the approval of the Extension Amendment Proposal, Infinite shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the adoption of the Extension Amendment Proposal, the Class B Share Proposal and, if applicable, the Redemption Limitation Amendment Proposal, and shall redeem Public Shares as necessary. Following such adoption of the Class B Share Proposal, holders will be able to convert their Class B Ordinary Shares into Class A Ordinary Shares on a one-for-one basis at any time and from time to time prior to the closing of a Business Combination.
Interests of the Sponsor and Infinite’s Directors and Officers
When you consider the recommendation of the Board, Infinite shareholders should be aware that aside from their interests as shareholders, our Initial Shareholders, certain members of the Board and officers have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Infinite shareholders that they approve the Class B Share Proposal. For a list of interests of the Sponsor and Infinite’s directors and officers, see above under “Proposal No. 1—The Extension Amendment Proposal—Interests of the Sponsor and Infinite’s Directors and Officers.”
Vote Required for Approval
The approval of the Class B Share Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Class B Share Proposal.
As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Class B Share Proposal. As of the date hereof, the Initial Shareholders hold 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Class B Share Proposal will require the affirmative vote of at least 16,100,001 Ordinary Shares held by public shareholders (or approximately 59.41% of the Public Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 4,600,001 Ordinary Shares held by public shareholders (or approximately 16.97% of the Public Shares) if only such shares as are required to establish a quorum for the vote on the Class B Share Proposal are represented at the Shareholder Meeting and cast votes.
Resolution
The full text of the resolution to be voted upon is as follows:
RESOLVED, as a special resolution, that, subject to and conditional upon (i) the approval of the Extension Amendment Proposal and (ii) either, (a) the approval of the Redemption Limitation Amendment Proposal or (b) Infinite having at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions:
a)	Article 12.2 of Infinite’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 12.2:
“Class B Shares shall convert into Class A Shares on a one-for-one basis: (i) at any time and from time to time at the option of the holders thereof; or (ii) on the first business day following the consummation of the Company’s initial Business Combination; provided that the issued Class B Shares shall automatically be converted into such number of Class A Shares as is equal, in the aggregate, on an as-converted basis, to 20% of the sum of:
(a)	the total number of Shares issued and outstanding upon completion of the IPO (including pursuant to the Over-Allotment Option), plus
(b)
the sum of (i) the total number of Class A Shares issued or deemed issued, or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A Shares or equity-linked securities exercisable for or convertible into Class A Shares issued, deemed issued, or to be issued, to any seller in the initial Business Combination and any private placement warrants issued to the Sponsor, members of the Company’s management team or their affiliates upon conversion of working capital loans, if any, minus (ii) the total number of Public Shares repurchased pursuant to the IPO Redemption.”

b)	Article 38.11 of Infinite’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.11:
“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Share Conversion described at Article 12 hereof where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:
(a)	receive funds from the Trust Account; or
(b)	vote as a class with the Public Shares:
(i)	on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

(ii)	to approve an amendment to these Articles to:
(A)	extend the time the Company has to consummate a Business Combination beyond thirty-six months from the closing of IPO; or
(B)	amend the foregoing provisions of these Articles.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT INFINITE SHAREHOLDERS VOTE “FOR”
THE CLASS B SHARE PROPOSAL.

PROPOSAL NO. 3—THE REDEMPTION LIMITATION AMENDMENT PROPOSAL
Overview
Infinite is proposing to amend its Memorandum and Articles of Association to eliminate the requirement that Infinite have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act) following redemptions in connection with this Shareholder Meeting or a Business Combination.
Without the Redemption Limitation Amendment, Infinite may not be able to implement the Articles Extension if following redemptions in connection with the Articles Extension Infinite would not have at least $5,000,001 in tangible net assets (as determined in accordance with Rule 3a51-1(g)(1) under the Exchange Act). If that were to occur, Infinite would be forced to liquidate on the Termination Date.
The purpose of the Redemption Limitation requirements was to ensure that Infinite would not be subject to the “penny stock” rules of the SEC as long as it met the Redemption Limitation requirement, and therefore not be deemed a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”). Infinite is proposing to amend its Memorandum and Articles of Association to remove the Redemption Limitation requirements. The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and Infinite believes that it can rely on another exclusion, which relates to it being listed on NYSE (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, Infinite intends to rely on the exclusion from the penny stock rules set forth in Rule 3a51-1(a)(2) as a result of its securities being listed on NYSE.
As disclosed in our initial public offering prospectus, Infinite is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that the term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the NTA Rule and the Exchange Rule. Historically SPACs have relied upon the NTA Rule to avoid being deemed a penny stock issuer. The inclusion of the Redemption Limitation requirements in the Memorandum and Articles of Association was to ensure that through the consummation of an initial Business Combination, Infinite would not be considered a penny stock issuer and therefore a blank check company if no other exemption from the rule was available.
The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria in the rule. Infinite’s securities are listed on NYSE and have been since the consummation of its Initial Public Offering. Infinite believes that NYSE has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on this rule to avoid being treated as a penny stock. Therefore, the inclusion of the Redemption Limitation in the Memorandum and Articles of Association is unnecessary.
Reasons for the Redemption Limitation Amendment Proposal
Shareholders are being asked to adopt the proposed Redemption Limitation Amendment Proposal which, in the judgment of the Board, may facilitate the consummation of an initial Business Combination and the Articles Extension. The Memorandum and Articles of Association limit Infinite’s ability to consummate an initial Business Combination, or to redeem Ordinary Shares in connection with an initial Business Combination and the Articles Extension, if it would cause Infinite to have less than $5,000,001 in net tangible assets. The purpose of such limitation was initially to ensure that the Ordinary Shares were not deemed to be a “penny stock” pursuant to Rule 3a51- 1 under the Exchange Act in the event that such Ordinary Shares failed to be listed on an approved national securities exchange. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with the Articles Extension such that following such redemptions, Infinite’s net tangible assets would be less than $5,000,001, the Redemption Limitation in the Memorandum and Articles of Association would prevent Infinite from being able to implement the Articles Extension or the Class B Share Proposal. If that were to occur, Infinite would be forced to liquidate on the Termination Date.

Additionally, if the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption in connection with consummation of an initial Business Combination, the Redemption Limitation in the Memorandum and Articles of Association would prevent Infinite from being able to consummate an initial Business Combination even if all other conditions to closing are met.
If the Redemption Limitation Proposal is Not Approved
The approval of the Redemption Limitation Proposal is not a condition to the adoption of the Articles Extension Proposal or the Class B Share Proposal if Infinite has at least have $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal or the Class B Share Proposal, after taking into account Redemptions. If the Redemption Limitation Amendment Proposal is not approved, Infinite will not be able to adopt the Extension Amendment Proposal or the Class B Share Proposal and redeem Public Shares to the extent that Infinite does not at least have $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal or the Class B Share Proposal, after taking into account Redemptions.
In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of properly submitted redemption requests of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation, which may include, at our and the Sponsor’s option and in our and its sole discretion, any, several or all of the following actions: (a) attempting to secure waivers of certain of our significant liabilities, including the deferred underwriting fees, and (b) entering into non-redemption agreements with certain of our significant shareholders. If the Redemption Limitation Amendment Proposal is not approved and the Redemption Limitation is exceeded, either because we do not take action to increase our net tangible assets or because our attempt to do so is not successful, then we will not proceed with the Articles Extension or the implementation of the Class B Share Proposal, even if approved, and we will not redeem any Public Shares. In such case, Public Shares which a public shareholder elects to redeem but which are not redeemed shall be returned to such public shareholder or such public shareholder’s account and such public shareholder will retain the right to have their Public Shares redeemed for cash if Infinite has not completed an initial Business Combination by the Termination Date.
If the Redemption Limitation Proposal is Approved
The adoption of the Extension Amendment Proposal is a condition to the adoption of the Redemption Limitation Amendment Proposal. Therefore, if the Redemption Limitation Amendment Proposal is approved in connection with the approval of the Extension Amendment Proposal, Infinite shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the adoption of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and, if applicable the Class B Share Proposal, are made and shall redeem Public Shares as necessary. Further, if the Redemption Limitation Amendment Proposal is approved in connection with the adoption of the Extension Amendment Proposal, Infinite may also adopt the Class B Share Proposal although Infinite may not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.
Interests of the Sponsor and Infinite’s Directors and Officers
When you consider the recommendation of the Board, Infinite shareholders should be aware that aside from their interests as shareholders, our Initial Shareholders, certain members of the Board and officers have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to Infinite shareholders that they approve the Redemption Limitation Amendment Proposal. For a list of interests of the Sponsor and Infinite’s directors and officers, see above under “Proposal No. 1—The Extension Amendment Proposal—Interests of the Sponsor and Infinite’s Directors and Officers.”
Vote Required for Approval
The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least two-thirds (2/3) of the holders of the issued and outstanding Ordinary Shares who, being entitled to do so, vote in person or by proxy at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Redemption Limitation Amendment Proposal.

As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Redemption Limitation Amendment Proposal. As of the date hereof, the Initial Shareholders hold 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Redemption Limitation Amendment Proposal will require the affirmative vote of at least 16,100,001 Ordinary Shares held by public shareholders (or approximately 59.41% of the Public Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and the affirmative vote of at least 4,600,001 Ordinary Shares held by public shareholders (or approximately 16.97% of the Public Shares) if only such shares as are required to establish a quorum for the vote on the Redemption Limitation Amendment Proposal are represented at the Shareholder Meeting and cast votes.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as a special resolution, that, subject to and conditional upon the approval of the Extension Amendment Proposal:
a)	Article 38.2 of Infinite’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.2:
“38.2 Prior to the consummation of any Business Combination, the Company shall either:
(a)	submit such Business Combination to its Members for approval; or
(b)
provide Members with the opportunity to have their Shares repurchased by means of a tender offer (a Tender Offer) for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of the then-outstanding Public Shares in issue.”

b)	Article 38.6 of Infinite’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.6:
“38.6 Any Member holding Public Shares who is not a Founder, officer or director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the IPO Redemption), provided that no such Member acting together with any affiliate of his or any other person with whom he is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares without the Company’s prior consent, and provided further that any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the initially scheduled vote on the proposal to approve a Business Combination. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination or abstains from voting, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of the then-outstanding Public Shares in issue (such redemption price being referred to herein as the Redemption Price).”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT INFINITE SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

PROPOSAL NO. 4—THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting (A) to a later date or dates, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, or (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal at the Shareholder Meeting (a “Temporary Adjournment Scenario”), or (B) sine die (i) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension, the Class B Share Proposal or the Redemption Limitation Amendment Proposal such that Infinite would not meet the continued listing requirements of NYSE, or (ii) where the chairman of the Shareholder Meeting has determined it is otherwise necessary or advisable (an “Indefinite Adjournment Scenario”), and in such event Infinite will ask its shareholders to vote only upon the Adjournment Proposal and not on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by Infinite’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, if there is no quorum present to conduct business to vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal at the Shareholder Meeting, or, sine die, if due to redemptions in connection with the Articles Extension, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, Infinite would not meet the continued listing requirements of NYSE, or if the chairman of the Shareholder Meeting otherwise considers the vote on the Adjournment Proposal necessary or advisable.
Vote Required for Approval
If presented, the approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued and outstanding Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
As of the date of this proxy statement, the Initial Shareholders have agreed to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Shareholders hold 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of at least 10,350,001 Ordinary Shares held by public shareholders (or approximately 38.19% of the Class A Ordinary Shares) if all Ordinary Shares are represented at the Shareholder Meeting and cast votes, and no additional Ordinary Shares held by public shareholders if only such shares as are required to establish a quorum for the vote on the Adjournment Proposal are represented at the Shareholder Meeting and cast votes.
Resolution
The full text of the resolution to be voted upon is as follows:
In a Temporary Adjournment Scenario:
“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates to be determined by the chairman of the Shareholder Meeting, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Public Shares”) and Class B ordinary shares, par value $0.0001 per share in the capital of Infinite represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, or (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal at the Shareholder Meeting be confirmed, adopted, approved and ratified in all respects.”
In an Indefinite Adjournment Scenario:
“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting sine die, (i) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension, the Class B Share Proposal or the Redemption Limitation Amendment Proposal such that Infinite would not meet the continued listing requirements of the New York Stock Exchange, or (ii) where the chairman of the Shareholder Meeting has determined it is otherwise necessary or advisable be confirmed, adopted, approved and ratified in all respects.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT INFINITE SHAREHOLDERS VOTE “FOR”
THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following discussion is a summary of certain material U.S. federal income tax considerations for Redeeming U.S. Holders and Redeeming Non-U.S. Holders (each as defined below) of Public Shares that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal is approved. This section applies only to investors that hold Public Shares as capital assets for U.S. federal income tax purposes (generally, property held for investment). This discussion does not address all aspects of U.S. federal income taxation that may be relevant to a particular shareholder in light of its particular circumstances or status, including:
•	financial institutions or financial services entities;
•	broker-dealers;
•	S corporations;
•	taxpayers that are subject to the mark-to-market accounting rules;
•	tax-exempt entities;
•	governments or agencies or instrumentalities thereof;
•	tax-qualified retirement plans;
•	insurance companies;
•	regulated investment companies or real estate investment trusts;
•	expatriates or former long-term residents or citizens of the United States;
•	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;
•	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;
•	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion, synthetic security or other integrated or similar transaction;
•	persons subject to the alternative minimum tax;
•	persons whose functional currency is not the U.S. dollar;
•	controlled foreign corporations;
•	corporations that accumulate earnings to avoid U.S. federal income tax;
•
“qualified foreign pension funds” (within the meaning of Section 897(l)(2) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”) and entities whose interests are held by qualified foreign pension funds;

•	accrual method taxpayers that file applicable financial statements as described in Section 451(b) of the Code;
•	foreign corporations with respect to which there are one or more United States shareholders within the meaning of Treasury Regulation Section 1.367(b)-3(b)(1)(ii);
•	passive foreign investment companies or their shareholders; or
•	Redeeming Non-U.S. Holders (as defined below, and except as otherwise discussed below).
This discussion is based on current U.S. federal income tax laws as in effect on the date hereof, which is subject to change, possibly on a retroactive basis, which may affect the U.S. federal income tax consequences described herein. Furthermore, this discussion does not address any aspect of U.S. federal non-income tax laws, such as gift, estate or Medicare net investment income tax laws, or state, local or non-U.S. laws. Infinite has not sought, and Infinite does not intend to seek, a ruling from the U.S. Internal Revenue Service (“IRS”) as to any

U.S. federal income tax considerations described herein. The IRS may disagree with the discussion herein, and its determination may be upheld by a court. Moreover, there can be no assurance that future legislation, regulations, administrative rulings or court decisions will not adversely affect the accuracy of the statements in this discussion.
This discussion does not consider the U.S. federal income tax treatment of entities or arrangements treated as partnerships or other pass-through entities (including branches) for U.S. federal income tax purposes (any such entity or arrangement, a “Flow-Through Entity”) or investors that hold our securities through Flow-Through Entities. If a Flow-Through Entity is the beneficial owner of our securities, the U.S. federal income tax treatment of an investor holding our securities through a Flow-Through Entity generally will depend on the status of such investor and the activities of such investor and such Flow-Through Entity.
If you hold our securities through a Flow-Through Entity, we urge you to consult your tax advisor.
THE FOLLOWING IS FOR INFORMATIONAL PURPOSES ONLY. EACH HOLDER IS URGED TO CONSULT ITS TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF EXERCISING REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
For purposes of this discussion, because any Unit consisting of one Class A Ordinary Share and one half of one warrant (with a whole warrant representing the right to acquire one Class A Ordinary Share) is separable at the option of the holder, Infinite is treating any Class A Ordinary Share and one-half of one warrant to acquire one Class A Ordinary Share held by a holder in the form of a single Unit as separate instruments and is assuming that the Unit itself will not be treated as an integrated instrument. Accordingly, the cancellation or separation of the Units in connection with the exercise of redemption rights generally should not be a taxable event for U.S. federal income tax purposes. This position is not free from doubt, and no assurance can be given that the IRS would not assert, or that a court would not sustain, a contrary position.
Certain U.S. Federal Income Tax Considerations to U.S. Shareholders
This section is addressed to Redeeming U.S. Holders (as defined below) of Infinite’ Public Shares that elect to have their Public Shares redeemed for cash as described in the section entitled “Extraordinary General Meeting — Redemption Rights.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is, for U.S. federal income tax purposes:
•	an individual citizen or resident of the United States;
•
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•
any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Tax Treatment of the Redemption — In General
Subject to the passive foreign investment company (“PFIC”) rules discussed below under the heading “— Passive Foreign Investment Company Rules,” the U.S. federal income tax consequences to a Redeeming U.S. Holder of Public Shares that exercises its redemption rights to receive cash in exchange for all or a portion of its Public Shares will depend on whether the redemption qualifies as a sale of the Public Shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of such Redeeming U.S. Holder’s shares, such Redeeming U.S. Holder will generally be required to recognize gain or loss in an amount equal to the difference, if any, between the amount of cash received and the tax basis of the shares redeemed. Such gain or loss should be treated as capital gain or loss if such shares were held as a capital asset on the date of the redemption. Any such capital gain or loss generally will be long-term capital gain or loss if the Redeeming U.S. Holder’s holding period for such shares exceeds one year at the time of the redemption. A Redeeming U.S. Holder’s tax basis in such Redeeming U.S. Holder’s shares generally will equal the cost of such shares.

The redemption generally will qualify as a sale of such shares if the redemption either (i) is “substantially disproportionate” with respect to the Redeeming U.S. Holder, (ii) results in a “complete redemption” of such Redeeming U.S. Holder’s interest in Infinite or (iii) is “not essentially equivalent to a dividend” with respect to such Redeeming U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a Redeeming U.S. Holder takes into account not only shares directly owned by such Redeeming U.S. Holder, but also shares that are constructively owned by such Redeeming U.S. Holder. A Redeeming U.S. Holder may constructively own, in addition to Public Shares owned directly, Public Shares owned by certain related individuals and entities in which such Redeeming U.S. Holder has an interest or that have an interest in such Redeeming U.S. Holder, as well as any shares such Redeeming U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.
The redemption generally will be “substantially disproportionate” with respect to a Redeeming U.S. Holder if the percentage of Infinite’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of Infinite’s outstanding voting shares that such Redeeming U.S. Holder directly or constructively owned immediately before the redemption, and such Redeeming U.S. Holder immediately after the redemption actually and constructively owns less than 50 percent of the total combined voting power of Infinite. There will be a complete redemption of such Redeeming U.S. Holder’s interest if either (i) all of the shares directly or constructively owned by such Redeeming U.S. Holder are redeemed or (ii) all of the shares directly owned by such Redeeming U.S. Holder are redeemed and such Redeeming U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the shares owned by certain family members and such Redeeming U.S. Holder does not constructively own any other shares. The redemption will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such Redeeming U.S. Holder’s proportionate interest in Infinite. Whether the redemption will result in a “meaningful reduction” in such Redeeming U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation that exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the above tests is satisfied, the redemption will be treated as a distribution with respect to the shares under Section 301 of the Code, in which case the Redeeming U.S. Holder will be treated as receiving a corporate distribution. Such distribution generally will constitute a dividend for U.S. federal income tax purposes to the extent paid from current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate Redeeming U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. Assuming Infinite is a PFIC (as discussed below under “— Passive Foreign Investment Company Rules,”) such dividends will be taxable to an individual Redeeming U.S. Holder at regular rates and will not be eligible for the reduced rates of taxation on certain dividends received from a “qualified foreign corporation.” Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the Redeeming U.S. Holder’s adjusted tax basis in such Redeeming U.S. Holder’s Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of such Redeeming U.S. Holder’s Public Shares. After the application of those rules, any remaining tax basis of the Redeeming U.S. Holder in the redeemed Public Shares will be added to the Redeeming U.S. Holder’s adjusted tax basis in its remaining Public Shares, or, if it has none, to the Redeeming U.S. Holder’s adjusted tax basis in its Public Warrants or possibly in other shares constructively owned by it.
ALL REDEEMING U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE TAX CONSEQUENCES TO THEM OF A REDEMPTION OF ALL OR A PORTION OF THEIR PUBLIC SHARES PURSUANT TO AN EXERCISE OF REDEMPTION RIGHTS.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year), including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.
Because Infinite is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, Infinite believes that it likely was a PFIC for its most recent taxable year ended on December 31, 2022, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).
If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares, rights or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark-to-market” election, in each case as described below, such holder generally will be subject to special rules with respect to:
•
any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares, rights or warrant (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•
any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,
•	the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;
•
the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) for the taxable year that is the first year in the Redeeming U.S. Holder’s holding period of our shares during which we are treated as a PFIC or, if in a later year, the Redeeming U.S.
Holder made a QEF election along with a purging election. A QEF election is an election to include in income its pro rata share of our net capital gains (as long-term capital gain) and ordinary earnings (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares for purposes of the PFIC rules.
A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S. Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Information Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders are urged to consult their tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
A Redeeming U.S. Holder’s ability to make a QEF Election with respect to Infinite is contingent upon, among other things, the provision by Infinite of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. Upon written request, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC Annual Information Statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF Election. There is no assurance, however, that we would timely provide such required information.
If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.
A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the

QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.
The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made an election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”) and, once made, such election can be revoked only with the consent of the IRS. No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares. A mark-to-market election is not available with respect to Public Warrants.
A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.
THE APPLICATION OF THE PFIC RULES IS EXTREMELY COMPLEX. SHAREHOLDERS WHO ARE CONSIDERING PARTICIPATING IN THE REDEMPTION AND/OR SELLING, TRANSFERRING OR OTHERWISE DISPOSING OF THEIR SHARES OR WARRANTS ARE URGED TO CONSULT WITH THEIR TAX ADVISORS CONCERNING THE APPLICATION OF THE PFIC RULES (INCLUDING WHETHER A QEF ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION) IN THEIR PARTICULAR CIRCUMSTANCES.
Certain U.S. Federal Income Tax Considerations to Non-U.S. Shareholders
This section is addressed to Redeeming Non-U.S. Holders (as defined below) of Infinite’ Public Shares that elect to have their shares redeemed for cash as described in the section entitled “Extraordinary General Meeting — Redemption Rights.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a Flow-Through Entity) of our Public Shares that so redeems its Public Shares and is not a Redeeming U.S. Holder.
Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder who elects to have its shares redeemed will generally be treated in the same manner as a U.S. shareholder for U.S. federal income tax purposes. See the discussion above under “Certain U.S. Federal Income Tax Considerations to U.S. Shareholders.” However, notwithstanding such characterization, any Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the non-U.S. shareholder).
Non-U.S. holders of shares considering exercising their redemption rights are urged to consult their tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non-financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. Under certain circumstances, a Redeeming Non-U.S. Holder might be eligible for refunds or credits of such taxes. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. If the country in which a Redeeming Non-U.S. Holder is resident has entered into an “intergovernmental agreement” with the United States regarding FATCA, the Redeeming Non-U.S. Holder may be permitted to report to that country instead of the United States, and the intergovernmental agreement may otherwise modify the requirements described in this paragraph. While withholding under FATCA generally would apply to payments of gross proceeds from the sale or other disposition of securities, proposed Treasury Regulations eliminate FATCA withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. Redeeming Non-U.S. Holders are urged to consult their tax advisors regarding the possible implications of FATCA and whether it may be relevant to their disposition of their shares or warrants.
Backup Withholding
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:
•	fails to provide an accurate taxpayer identification number;
•	is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or
•	in certain circumstances, fails to comply with applicable certification requirements.
A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.
AS PREVIOUSLY NOTED ABOVE, THE FOREGOING DISCUSSION OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES IS INCLUDED FOR GENERAL INFORMATION PURPOSES ONLY AND IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY SHAREHOLDER. WE ONCE AGAIN URGE YOU TO CONSULT WITH YOUR TAX ADVISER TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO YOU (INCLUDING THE APPLICATION AND EFFECT OF ANY U.S. FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS) OF THE RECEIPT OF CASH IN EXCHANGE FOR SHARES IN CONNECTION WITH THE EXTENSION AMENDMENT PROPOSAL, THE CLASS B SHARE PROPOSAL OR THE REDEMPTION LIMITATION AMENDMENT PROPOSAL AND ANY REDEMPTION OF YOUR PUBLIC SHARES.

BUSINESS OF INFINITE AND CERTAIN INFORMATION ABOUT INFINITE
References in this section to “we,” “our,” or “us” refer to Infinite Acquisition Corp.
General
We are a blank check company incorporated as an exempted company in the Cayman Islands on March 29, 2021 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We are an emerging growth company and, as such, we are subject to all of the risk associated with emerging growth companies.
Initial Public Offering and Private Placement
On November 23, 2021, we consummated our Initial Public Offering of 27,600,000 units (“Units”), including the 3,600,000 Units as a result of the underwriters’ full exercise of their over-allotment option, at $10.00 per Unit, generating gross proceeds of approximately $276,000,000. The securities in the offering were registered under the Securities Act of 1933, as amended, on registration statements on Form S-1 (No. 333-260699 and 333-261197). The SEC declared the IPO Registration Statement effective on November 18, 2021. Simultaneously with the closing of our Initial Public Offering, we consummated the sale of 13,540,000 Private Placement Warrants to the Sponsor at a price of $1.00 per Private Placement Warrants, generating gross proceeds of $13,540,000.
Following the closing of our Initial Public Offering on November 23, 2021, an amount of $276,000,000 (or $10.00 per Unit) from the net proceeds of the sale of the Units in our Initial Public Offering and the sale of the Private Placement Warrants were placed in a Trust Account, and invested in U.S. government securities, within the meaning set forth in the Investment Company Act, with a maturity of 185 days or less, or in any open-ended investment company that holds itself out as a money market fund investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 of the Investment Company Act.
Infinite currently intends, prior to November 23, 2023, to instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a Business Combination and liquidation of Infinite. Interest on such deposit account is currently approximately 2.5 - 3.0% per annum, but such deposit account carries a variable rate and Infinite cannot assure you that such rate will not decrease or increase significantly.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of Infinite and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1—The Extension Amendment Proposal—Interests of the Sponsor, Infinite’s Directors and Officers,” “Proposal No. 2—The Class B Share Proposal—Interests of the Sponsor, Infinite’s Directors and Officers,” “Proposal No. 3—The Redemption Limitation Amendment Proposal—Interests of the Sponsor, Infinite’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.
You are not being asked to vote on a potential Business Combination at this time. If the Extension Amendment Proposal, the Class B Share Proposal and the Redemption Limitation Amendment Proposal are approved and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for a meeting to consider a potential Business Combination, you will retain the right to vote on the potential Business Combination when it is submitted to shareholders and the right to redeem your Public Shares for cash in the event the potential Business Combination is approved and completed or we have not consummated a Business Combination by the Articles Extension Date or the Additional Articles Extension Date, as applicable.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information as of August 2, 2023 with respect to the beneficial ownership of Infinite’s Ordinary Shares by:
•	each person known by Infinite to be the beneficial owner of more than 5% of Infinite’s issued and outstanding Class A Ordinary Shares or Class B Ordinary Shares;
•	each of Infinite’s executive officers and directors that beneficially owns Ordinary Shares; and
•	all Infinite’s executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within sixty days.
In the table below, percentage ownership is based on 34,500,000 Ordinary Shares, consisting of (i) 27,600,000 Class A Ordinary Shares and (ii) 6,900,000 Class B Ordinary Shares, issued and outstanding as of the date hereof. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by the Sponsor because these securities are not exercisable within 60 days of this proxy statement.
Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them.
	Class B Ordinary Shares		Class A Ordinary Shares		Ordinary Shares Approximate Percentage of Voting Control(2)
Name of Beneficial Owners(1)	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class
Kevin Durant(3)	—	—	—	—	—
Rich Kleiman(3)	—	—	—	—	—
David Farber(3)	—	—	—	—	—
Alexander Michael(3)	—	—	—	—	—
Aryeh B. Bourkoff(3)	—	—	—	—	—
Anré Williams(3)	25,000	*	—	—	*
Sam Lessin(3)	25,000	*	—	—	*
Stacey Bendet(3)	25,000	*	—	—	*
All officers and directors as a group (eight individuals)	75,000	1.1%	—	—	*
Infinite Sponsor, LLC (the Sponsor)(4)	6,825,000	98.9%	—	—	19.8%
Calamos Market Neutral Income Fund, a series of Calamos Investment Trust(5)	—	—	1,500,000	5.4%	4.4%
Sculptor Capital LP(6)	—	—	1,677,086	6.08%	4.9%
Saba Capital Management, L.P.(7)	—	—	1,672,885	6.1%	4.8%
Cantor Fitzgerald Securities(8)	—	—	2,070,000	7.5%	6%
*	Less than one percent.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is 745 Fifth Avenue, 15th Floor, New York, New York 10151.
(2)	Assuming the automatic conversion of Class B Ordinary Shares into Class A Ordinary Shares at the time of Infinite’s initial Business Combination.
(3)
Infinite Sponsor, LLC, the Sponsor, is the record holder of 6,825,000 Class B Ordinary Shares. Our sponsor is governed by a board consisting of four managers. Each manager has one vote, and the approval of a majority of the managers is required to approve an action on behalf of our sponsor.

(4)	Does not include any Ordinary Shares indirectly owned by this individual because of his ownership interest in the Sponsor.
(5)
Includes Class A Ordinary Shares beneficially held by Calamos Market Neutral Income Fund, a series of Calamos Investment Trust, based solely on the Schedule 13G filed with the SEC on February 3, 2022. The business address of each of the Calamos Reporting Persons is 2020 Calamos Court, Naperville, IL 60563.

(6)	Includes Class A Ordinary Shares beneficially held by Sculptor Capital LP (“Sculptor”), based solely on the Schedule 13G filed by

Sculptor, Sculptor Capital II LP (“Sculptor-II”), Sculptor Capital Holding Corporation (“SCHC”), Sculptor Capital Holding II LLC (“SCHC-II”), Sculptor Capital Management, Inc. (“SCU”), Sculptor Master Fund, Ltd. (“SCMF”), Sculptor Special Funding, LP (“NRMD”), Sculptor Credit Opportunities Master Fund, Ltd. (“SCCO”) and Sculptor SC II LP (“NJGC”) (together the “Sculptor Accounts”) with the SEC on February 14, 2023. Sculptor and Sculptor-II serve as the principal investment managers to the Sculptor Accounts and thus may be deemed beneficial owners of the Class A Ordinary Share in the Sculptor Accounts managed by Sculptor and Sculptor-II. SCHC-II serves as the sole general partner of Sculptor-II and is wholly owned by Sculptor. SCHC serves as the sole general partner of Sculptor. As such, SCHC and SCHC-II may be deemed to control Sculptor as well as Sculptor-II and, therefore, may be deemed to be the beneficial owners of the Class A Ordinary Share reported in this Schedule 13G. SCU is the sole shareholder of SCHC, and, for purposes of Schedule 13G, may be deemed a beneficial owner of the Class A Ordinary Share reported therein. The business address of the Sculptor Reporting Persons is 9 West 57th Street, New York, NY 10019.
(7)
Includes Class A Ordinary Shares beneficially held by Saba Capital Management, L.P. (“Saba Capital”), Saba Capital Management GP, LLC (“Saba GP”), and Boaz R. Weinstein (together, the “Saba Capital Reporting Persons”) based solely on the Schedule 13G filed with the SEC on September 23, 2022. The business address of the Saba Capital Reporting Persons is 405 Lexington Avenue, 58th Floor, New York, NY 10174.

(8)
Includes Class A Ordinary Shares beneficially held by Cantor Fitzgerald Securities (“CFS”), Cantor Fitzgerald, L.P. (“Cantor”), CF Group Management, Inc. (“CFGM”) and Howard W. Lutnick. CFS is the record holder of the securities (together, the “CFS Reporting Persons”) based solely on the Schedule 13G filed with the SEC on February 14, 2023). CFGM is the managing general partner of Cantor and directly or indirectly controls the managing general partner of CFS. Mr. Lutnick is Chairman and Chief Executive of CFGM and trustee of CFGM’s sole stockholder. Cantor, indirectly, holds a majority of the ownership interests of CFS. As such, each of Cantor, CFGM and Mr. Lutnick may be deemed to have beneficial ownership of the securities directly held by CFS. Each such entity or person disclaims any beneficial ownership of the reported Class A Ordinary Shares other than to the extent of any pecuniary interest they may have therein, directly, or indirectly. The business address of each of the CFS Reporting Persons is 110 East 59th Street New York, NY 10022.

FUTURE SHAREHOLDER PROPOSALS
If the Extension Amendment Proposal is approved, we anticipate that we will hold another extraordinary general meeting before the applicable Additional Articles Extension Date to consider and vote upon approval of a Business Combination Agreement and a Business Combination. If we consummate a Business Combination in 2023, Infinite’s next annual meeting will be held at a future date to be determined by the post-Business Combination company. If the Extension Amendment Proposal is approved and if we do not expect to be able to consummate a Business Combination before the end of 2023, Infinite expects to hold an annual general meeting before the end of 2023 in accordance with NYSE listing rules. If the Extension Amendment Proposal is not approved, or if it is approved but the Sponsor decides not to extend the Termination Date in 2023, Infinite will dissolve and liquidate and will not hold an annual general meeting in 2023.

HOUSEHOLDING INFORMATION
Unless Infinite has received contrary instructions, Infinite may send a single copy of this proxy statement to any household at which two or more shareholders reside if Infinite believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce Infinite’s expenses. However, if shareholders prefer to receive multiple sets of Infinite’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of Infinite’s disclosure documents, the shareholders should follow these instructions:
If the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at Infinite Acquisition Corp., 745 Fifth Avenue, 15th Floor, New York, New York 10151, to inform us of his or her request; or
If a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
Infinite files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Infinite at the SEC web site, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to shareholders of Infinite upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact Infinite in writing at Infinite Acquisition Corp., 745 Fifth Avenue, 15th Floor, New York, New York 10151.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, the proxy solicitor for Infinite, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing NFNT.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later than August 15, 2023.

INFINITE ACQUISITION CORP.
745 FIFTH AVENUE, 15TH FLOOR
NEW YORK, NEW YORK 10151
EXTRAORDINARY GENERAL MEETING
OF INFINITE ACQUISITION CORP.
YOUR VOTE IS IMPORTANT
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING
TO BE HELD ON AUGUST 22, 2023.
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated August 3, 2023, in connection with the extraordinary general meeting (the “Shareholder Meeting”) of Infinite Acquisition Corp. (“Infinite”) to be held at August 22, Eastern Time on 9:30 a.m., 2023, at the offices of Kirkland & Ellis LLP located at 601 Lexington Avenue, New York, New York 10022, and via a virtual meeting, and hereby appoints Rich Kleiman and Aryeh B. Bourkoff, and each of them (with full power to act alone), the proxy or proxies (as applicable) of the undersigned, with power of substitution to each, to vote all ordinary shares of Infinite registered in the name provided, which the undersigned is entitled to vote at the Shareholder Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4.
(Continued and to be marked, dated and signed on reverse side)

Please mark vote as indicated in this example	THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” 1, 2, 3 AND 4.
	FOR	AGAINST	ABSTAIN
Proposal No. 1—The Extension Amendment Proposal— RESOLVED, as a special resolution that, subject to and conditional upon the approval of the Redemption Limitation Amendment Proposal or Infinite having at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions:
	☐	☐	☐

a)
Article 38.8 of Infinite’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.8:

“In the event that the Company does not consummate a Business Combination by September 23, 2023 (or November 23, 2024, if applicable under the provisions of this Article 38.8), or such later time as the Members of the Company may approve in accordance with the Articles (in any case, such date being referred to as the “Termination Date”), the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 38.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

Notwithstanding the foregoing or any other provisions of the Articles in the event that the Company has not consummated a Business Combination within twenty-two months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis up to fourteen times by an additional one month each time after the twenty-two month from the closing of the IPO, by resolution of the directors, if requested by the Sponsor in writing, and upon five days’ advance notice prior to the applicable Termination Date, until thirty-six months from the closing of the IPO, provided that the Sponsor (or one or more of its affiliates, members or third-party designees) (the “Lender”) will deposit US$120,000 into the Trust Account within five (5) business days of the applicable Termination Date for each such monthly extension, for an aggregate deposit of up to US$1,680,000 (if all fourteen additional monthly extensions are exercised), in exchange for a non-interest bearing, unsecured convertible promissory note issued by the Company to the Lender. If the Company completes a Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note or convert a portion or all of the amounts loaned under such promissory note into warrants, which shall be identical to the private placement warrants issued to the Sponsor in a private placement simultaneously with the closing of the IPO. If the Company does not complete a Business Combination by the applicable Termination Date, such promissory note will be repaid only from funds held outside of the Trust Account or will be forfeited, eliminated or otherwise forgiven.”

b)	Article 38.9 of Infinite’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.9:
“In the event that any amendment is made to these Articles:

(a) that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:

(i) have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 38.2(b) or 38.6; or

(ii)
redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within twenty-two months (or up to thirty-six months, if applicable under the provisions of Article 38.8) after the date of the closing of the IPO pursuant to Article 38.8; or

(b) with respect to any other provision relating to the rights of holders of Public Shares each holder of Public Shares who is not a Founder, officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of the then-outstanding Public Shares in issue.”

		FOR	AGAINST	ABSTAIN
Proposal No. 2—The Class B Share Proposal—RESOLVED, as a special resolution, that, subject to and conditional upon (i) the approval of the Extension Amendment Proposal and (ii) either, (a) the approval of the Redemption Limitation Amendment Proposal or (b) Infinite having at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions:
		☐	☐	☐

a)	Article 12.2 of Infinite’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 12.2:

“Class B Shares shall convert into Class A Shares on a one-for-one basis: (i) at any time and from time to time at the option of the holders thereof; or (ii) on the first business day following the consummation of the Company’s initial Business Combination; provided that the issued Class B Shares shall automatically be converted into such number of Class A Shares as is equal, in the aggregate, on an as-converted basis, to 20% of the sum of:

	(a)	the total number of Shares issued and outstanding upon completion of the IPO (including pursuant to the Over-Allotment Option), plus

(b)
the sum of (i) the total number of Class A Shares issued or deemed issued, or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A Shares or equity-linked securities exercisable for or convertible into Class A Shares issued, deemed issued, or to be issued, to any seller in the initial Business Combination and any private placement warrants issued to the Sponsor, members of the Company’s management team or their affiliates upon conversion of working capital loans, if any, minus (ii) the total number of Public Shares repurchased pursuant to the IPO Redemption.”

b)
Article 38.11 of Infinite’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.11:

“Except in connection with the conversion of Class B Shares into Class A Shares pursuant to the Class B Share Conversion described at Article 12 hereof where the holders of such Shares have waived any right to receive funds from the Trust Account, after the issue of Public Shares, and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

	(a)	receive funds from the Trust Account; or

	(b)	vote as a class with the Public Shares:

		(i)	on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

		(ii)	to approve an amendment to these Articles to:

			(A)	extend the time the Company has to consummate a Business Combination beyond thirty-six months from the closing of IPO; or
			(B)	amend the foregoing provisions of these Articles.”

					FOR	AGAINST	ABSTAIN
Proposal No. 3—The Redemption Limitation Amendment Proposal—RESOLVED, as a special resolution, that, subject to and conditional upon the approval of the Extension Amendment Proposal:					☐	☐	☐

a)
Article 38.2 of Infinite’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.2:

“38.2 Prior to the consummation of any Business Combination, the Company shall either:

	(a)	submit such Business Combination to its Members for approval; or

(b)
provide Members with the opportunity to have their Shares repurchased by means of a tender offer (a Tender Offer) for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of the then-outstanding Public Shares in issue.”

b)
Article 38.6 of Infinite’s Amended and Restated Memorandum and Articles of Association be deleted in its entirety and replaced with the following new Article 38.6:

“38.6 Any Member holding Public Shares who is not a Founder, officer or director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the IPO Redemption), provided that no such Member acting together with any affiliate of his or any other person with whom he is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares without the Company’s prior consent, and provided further that any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the initially scheduled vote on the proposal to approve a Business Combination. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination or abstains from voting, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of the then outstanding Public Shares in issue (such redemption price being referred to herein as the Redemption Price).”

	FOR	AGAINST	ABSTAIN
Proposal No. 4—The Adjournment Proposal— In a Temporary Adjournment Scenario:	☐	☐	☐

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates to be determined by the chairman of the Shareholder Meeting, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A ordinary shares, par value $0.0001 per share (the “Public Shares”) and Class B ordinary shares, par value $0.0001 per share in the capital of Infinite represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal, or (ii) to constitute a quorum necessary to conduct business to vote on the Extension Amendment Proposal, the Class B Share Proposal or the Redemption Limitation Amendment Proposal at the Shareholder Meeting be confirmed, adopted, approved and ratified in all respects.”

In an Indefinite Adjournment Scenario:

“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting sine die, (i) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Articles Extension, the Class B Share Proposal or the Redemption Limitation Amendment Proposal such that Infinite would not meet the continued listing requirements of the New York Stock Exchange, or (ii) where the chairman of the Shareholder Meeting has determined it is otherwise necessary or advisable be confirmed, adopted, approved and ratified in all respects.”

Dated: 2023

(Signature)

(Signature if held Jointly)
Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. In the case of a shareholder that is not a natural person, this proxy must be executed by a duly authorized officer or attorney of such entity.
PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2, 3 AND 4 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.